MERGER AGREEMENT

THIS MERGER AGREEMENT (the "Agreement") dated this 31st day of August, 2005, by and among, **NUWAVE TECHNOLOGIES, INC.**, a Delaware corporation ("NuWave"), **STRATEGIES ACQUISITION CORP.**, a Delaware corporation and a wholly-owned subsidiary of NuWave ("Strategies"), **CORPORATE STRATEGIES, INC.**, a Delaware corporation (the "Company"), and the individuals listed on Exhibit A attached hereto (individually, a "Shareholder" and collectively, the "Shareholders").

RECITALS:

A. The Shareholders own all of the outstanding capital stock of the Company. The authorized capital stock of the Company consists of Two Hundred Million (200,000,000), par value $0.001 per share, shares of common stock and One Million (1,000,000) shares of preferred stock, $0.001 per share, 570.199 (the "Company Preferred Stock"), of which are issued and outstanding. The Company common stock consists of two classes: One Hundred Forty Five Million (145,000,000) shares are designated Class A Common Stock (the "Class A Common Stock"), Thirty Nine Million Eight Hundred Eighty Thousand (39,880,000) of which are issued and outstanding, and Fifty Five Million (55,000,000) shares are designated Class B Common Stock (the Class B Common Stock"), Forty Nine Million Two Hundred Fifty Thousand (49,250,000) of which are issued and outstanding (collectively the Class A Common Stock and Class B Common Stock are referred to herein as the "Company Common Stock"). There are currently outstanding 1,150 shares of Company Common Stock not designated as either Class A or Class B Common Stock (the "Undesignated Company Common Stock").

B. Each Class A Common Stock holder desires to receive one (1) share of NuWave's common stock, par value $0.001 per share (collectively, the "NuWave Common Stock"), for two (2) shares of Class A Common Stock, NuWave desires to issue and deliver a number of shares of convertible preferred stock (collectively, the "NuWave Series B Preferred Stock") of NuWave to the Class B Common Stock holders, so that effectively upon conversion of the NuWave Series B Preferred Stock into common shares, the common shares of NuWave issued upon conversion shall equal Ninety-Five Percent (95%) of the issued and outstanding stock of NuWave (as of the date of the Merger, following the issuance of all the Merger Consideration, calculated on a fully diluted basis after giving effect to such conversion) and each Series A Preferred Stock holder of the Company desires to receive one (1) share of NuWave's Series C Preferred Stock, par value $0.01 per share ("NuWave Series C Preferred Stock") for one (1) share of Series A Preferred Stock of the Company, on the terms and conditions set forth herein. In conjunction with the transactions described herein, the Undesignated Company Common Stock will be cancelled.

C. Upon the terms and subject to the conditions set forth in this Agreement, Strategies shall merge with and into the Company (the "Merger") with the Company surviving, in accordance with the Delaware General Corporation Law (the "DGCL").

AGREEMENT:

NOW, THEREFORE, in consideration of the mutual premises herein set forth and certain other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. THE MERGER AND RELATED TRANSACTIONS.

1.1. Merger. In accordance with the provisions of this Agreement, the DGCL and other applicable law, on the Closing Date (as defined below), Strategies shall be merged with and into the Company, which shall be the surviving corporation (hereinafter sometimes referred to as the "Surviving Corporation") and shall continue its corporate existence under the laws of the State of Delaware as a wholly-owned subsidiary of NuWave. As of the Closing, the separate existence of Strategies shall cease. On the Closing Date and by virtue of the Merger and without any action on the part of the Shareholders, all of the then issued and outstanding shares of capital stock of Strategies shall be automatically canceled and shall entitle the Shareholders to receive the Merger Consideration set forth in Section 1.2 hereof. As of the Closing, the name of the Surviving Company shall be Corporate Strategies, Inc.

1.2. Merger Consideration and Payment. In consideration of the Merger, each respective Shareholder shall deliver to NuWave, their Company Common Stock and/or the Company Preferred Stock, as the case may be, and in exchange therefore, NuWave shall issue, and deliver to such respective Shareholder in the denominations set forth opposite such Shareholder's name on Exhibit "A" attached hereto, NuWave Common Stock, NuWave Series B Preferred Stock, and/or NuWave Series C Preferred Stock, as the case may be. In this regard, the Shareholders, as a group, upon consummation of the Merger, shall have been issued in the aggregate, (i) a number of shares of NuWave Series B Preferred Stock that on an as converted basis equal Ninety-Five Percent (95%) of the issued and outstanding capital stock of NuWave (as of the date of the Merger following the issuance of all the Merger Consideration, calculated on a fully diluted basis after giving effect to such conversion), (ii) Nineteen Million Nine Hundred Forty Thousand (19,940,000) shares of NuWave Common Stock, and (iii) 570.199 shares of NuWave Series C Preferred Stock. The shares of Series B Convertible Preferred Stock shall have the rights and preferences as set forth in Exhibit "B" hereto (the "Series B Designation"), the shares of Series C Preferred Stock shall have the rights and preferences as set forth on Exhibit "C" hereto (the "Series C Designation"). The shares of NuWave to be issued as part of the Merger are referred to herein as the "NuWave Shares," also sometimes referred to hereinafter as the "Merger Consideration." Effective as of the Closing, the Undesignated Company Common Stock shall be cancelled and be of no further force or effect.

1.3. Closing. The parties to this Agreement shall file a Certificate of Merger (as defined below) pursuant to DGCL, cause the Merger to become effective as of the date first written above and consummate the other transactions contemplated by this Agreement (the "Closing") no later than July 31, 2005; provided, in no event shall the Closing occur prior to the satisfaction of the conditions precedent set forth in Sections 6, 7 and 8 hereof. The date of the Closing is referred to herein as the "Closing Date." The Closing shall take place at the offices of counsel to NuWave, or at such other place as may be mutually agreed upon by NuWave and the Shareholders. At the Closing, (i) the Shareholders shall deliver to NuWave the original stock

certificates representing the Company Common Stock and/or Company Preferred Stock, as the case may be, together with stock powers duly executed in blank; and (ii) NuWave shall deliver to the respective Shareholders their stock certificates representing the NuWave Shares to be issued to such respective Shareholders as provided herein. Upon Closing, (i) Fred S. Zeidman and Timothy J. Connolly shall be appointed as the sole members of the Board of Directors of NuWave, (ii) Fred S Zeidman shall become the Chairman of the Board of Directors of NuWave (iii) Timothy J. Connolly shall become the Vice-Chairman of the Board of Directors and Chief Executive Officer of NuWave; (iv) A.P. Shukis shall become the Chief Financial Officer of NuWave; (v) the Company shall become a One Hundred Percent (100%) wholly-owned subsidiary of NuWave, (vi) George D. Kanakis ("Kanakis"), the current President, Chief Executive Officer, Principal Financial Officer and Director of NuWave shall resign from each of his current positions and Kanakis shall receive a severance payment of Twenty Thousand Dollars ($20,000) from NuWave upon his resignation; and (vii) Gary H. Giannantonio shall resign from his position as a Director of NuWave. Attached hereto as Exhibit "D" is a Schedule 14F-1, which NuWave shall file with the Securities Exchange Commission promptly following the Closing to effectuate such board and officer resignations and appointments. Also at the Closing, NuWave and Strategies, on the one hand, and the Company, on the other, shall deliver to one another respective certificates certified by their respective corporate secretaries and attaching thereto their respective articles of incorporation, bylaws, good standing and existence certificates, resolutions approving the transactions described herein and incumbency and signature verifications of the persons executing the transaction documents for such parties.

It is expressly understood by the parties hereto that Kanakis shall continue to be the sole director and officer of NuWave's wholly-owned subsidiary, Lehigh Acquisition Corp. ("Lehigh"), until such time as substantially all of the assets of Lehigh are sold or all of its capital stock is acquired by another entity.

1.4. Agreement of Merger; Certificate of Merger. The parties to this Agreement shall cause the Company and Strategies to enter into an Agreement of Merger on the date hereof, a copy of which is attached hereto as Exhibit "E" (the "Agreement of Merger"), and, at the Closing, to execute the Certificate of Merger in the form attached hereof as Exhibit "F" (the "Certificate of Merger"). Contemporaneous with the Closing, NuWave shall file the Certificate of Merger, Series B Designation and Series C Designation with the Secretary of State of Delaware on the Closing Date in accordance with the DGCL.

1.5. Approval of Merger. By his execution of this Agreement, each Shareholder hereby ratifies, approves and adopts the Agreement of Merger for all purposes under the DGCL. On or before the execution of this Agreement, the respective Boards of Directors of NuWave, Strategies and the Company shall have approved this Agreement, the Agreement of Merger and the transactions contemplated hereby and thereby.

1.6. Increase of Authorized Shares. The parties to this Agreement acknowledge that as of the date hereof, NuWave does not have sufficient authorized shares to effect the conversion of the Preferred Stock into NuWave Common Stock. The post-Closing management of NuWave shall use its best efforts, post-Closing to obtain the necessary shareholder approval and prepare and file an Amendment to its Certificate of Incorporation in order to effect such conversion.

2. ADDITIONAL AGREEMENTS.

2.1. Access and Inspection, Etc. Each party to this Agreement has allowed and shall allow the other party and its authorized representatives full access during normal business hours from and after the date hereof and prior to the Closing Date to all of its properties, books, contracts, commitments and records for the purpose of making such investigations as the other party may reasonably request in connection with the transactions contemplated hereby, and shall cause the other party to furnish such information concerning its affairs as reasonably requested. Each party to this Agreement has caused and shall cause its personnel to assist the other party in making such investigation and shall use his best efforts to cause its counsel, accountants, and other non-employee representatives to be reasonably available to the other party for such purposes.

2.2. Confidential Treatment of Information. From and after the date hereof, the parties hereto shall and shall cause their representatives to hold in confidence all data and information obtained with respect to the other parties or their business, except such data or information as is published or is a matter of public record, or as compelled by legal process. In the event this Agreement is terminated pursuant to Section 10 hereof, each party shall promptly return to the other(s) any statements, documents, schedules, exhibits or other written information obtained from them in connection with this Agreement, and shall not retain any copies thereof.

2.3. Public Announcements. After the date hereof and prior to the Closing, none of the parties hereto shall make any press release, statement to employees or other disclosure of this Agreement or the transactions contemplated hereby without the prior written consent of the other parties, except as may be required by law. Neither the Company nor the Shareholders shall make any such disclosure unless NuWave shall have received prior notice of the contemplated disclosure and has had adequate time and opportunity to comment on such disclosure, which shall be satisfactory in form and content to NuWave and its counsel.

2.4. Securities Law Compliance. The issuance of the NuWave Shares to the Shareholders hereunder shall not be registered under the Securities Act of 1933, as amended, by reason of the exemption provided by Section 4(2) thereof, and such shares may not be further transferred unless such transfer is registered under applicable securities laws or, in the opinion of NuWave's counsel, such transfer complies with an exemption from such registration. All certificates evidencing the NuWave Shares to be issued to the Shareholders shall be legended as follows.

> **The shares(s) represented by this Certificate has not been registered under the Securities Act of 1933, as amended, or the securities laws of any state. This Share has been acquired for investment and may not be sold, transferred, pledged or hypothecated in the absence of any effective registration statement for such Share under the Securities Act of 1933, as amended, and any applicable state securities laws or an opinion of counsel acceptable to counsel for the Company that registration is not required under such laws.**

2.5. Best Efforts. Subject to the terms and conditions provided in this Agreement, each of the parties shall use its best efforts in good faith to take or cause to be taken as promptly as practicable all reasonable actions that are within its power to cause to be fulfilled those conditions precedent to its obligations or the obligations of the other parties to consummate the transactions contemplated by this Agreement that are dependent upon its actions.

2.6. Further Assurances. The parties shall deliver any and all other instruments or documents required to be delivered pursuant to, or necessary or proper in order to give effect to, the provisions of this Agreement, including, without limitation, all necessary stock powers and such other instruments of transfer as may be necessary or desirable to transfer ownership of the Company Common Stock and/or Company Preferred Stock and to consummate the transactions contemplated by this Agreement.

2.7. Certain Tax Matters.

(a) Cooperation on Tax Matters.

(i) NuWave, the Company and the Shareholders shall cooperate fully, as and to the extent reasonably requested by the other party, in connection with the filing of tax returns pursuant to this Section 2.7 and any audit, litigation or other proceeding with respect to taxes. Such cooperation shall include the retention and (upon the other party's request) the provision of records and information which are reasonably relevant to any such audit, litigation or other proceeding and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder. The Company and the Shareholders agree (A) to retain all books and records with respect to tax matters pertinent to the Company relating to any taxable period beginning before the Closing Date until the expiration of the statute of limitations (and, to the extent notified by NuWave or any Shareholder, any extensions thereof) of the respective taxable periods, and to abide by all record retention agreements entered into with any taxing authority, and (B) to give the other party reasonable written notice prior to transferring, destroying or discarding any such books and records and, if the other party so requests, the Company or any Shareholder, as the case may be, shall allow the other party to take possession of such books and records.

(ii) NuWave and the Shareholders further agree, upon request, to use their best efforts to obtain any certificate or other document from any governmental authority or any other person as may be necessary to mitigate, reduce or eliminate any tax that could be imposed (including, but not limited to, with respect to the transactions contemplated hereby).

2.8. Release of Claims By Each Shareholder. Effective as of the Closing Date, and except for any obligations, covenants or liabilities arising out of this Agreement, each Shareholder, and his successors, predecessors, assigns, agents, advisors, legal representatives, partners and all persons acting by, through or under him, hereby release the Company and each of its successors, predecessors, assigns, agents, advisors, officers, directors, employees, legal representatives, partners and all persons acting by, through or under each of them, from any and all claims, obligations, causes of action, actions, suits, contracts, controversies, agreements, promises, damages, demands, costs, attorneys' fees and liabilities of any nature whatsoever from

the beginning of time up to and including the Closing Date, in law or at equity, whether known now or on the Closing Date, anticipated or unanticipated, suspected or claimed, fixed or contingent, liquidated or unliquidated, arising out of, in connection with or relating to any matter, cause or thing whatsoever.

3. REPRESENTATIONS. COVENANTS AND WARRANTIES OF THE SHAREHOLDERS.

To induce NuWave and Strategies to enter into this Agreement and to consummate the transactions contemplated hereby, except for the representations and warranties made by each respective Shareholder specifically provided in this Section 3, which representations and warranties are made by each such respective Shareholder only, the Company, and Timothy J. Connolly, jointly and severally, represent and warrant to and covenant with NuWave and Strategies as follows:

3.1. Organization; Compliance. The Company is a corporation duly organized, validly existing and in good standing under the laws of Delaware. The Company is: (a) entitled to own or lease its properties and to carry on its business as and in the places where such business is now conducted, and (b) duly licensed and qualified in all jurisdictions where the character of the property owned by it or the nature of the business transacted by it makes such license or qualification necessary, except where the failure to do so would not result in a material adverse effect on the Company. Schedule 3.1 lists all locations where the Company has an office or place of business and the nature of the ownership interest in such property (fee, lease, or other).

3.2. Capitalization and Related Matters.

(a) The Company has authorized capital consisting of Two Hundred Million (200,000,000) shares of common stock, par value $0.001 per share, and One Million (1,000,000) shares of preferred stock, $0.001 per share, 570.199 of which are issued and outstanding. The Company Common Stock consists of two classes: One Hundred Forty Five Million (145,000,000) shares are designated Class A Common Stock, Thirty Nine Million Eight Hundred Eighty Thousand (39,880,000) of which are issued and outstanding, and Fifty Five Million (55,000,000) shares are designated Class B Common Stock, Forty Nine Million Two Hundred Fifty Thousand (49,250,000) of which are issued and outstanding. To the Company's knowledge, all shares of Company Common Stock and Company Preferred Stock are duly and validly issued, fully paid and nonassessable. No shares of Company Common Stock or Company Preferred Stock (i) were issued in violation of the preemptive rights of any shareholder, or (ii) are held as treasury stock.

(b) There are no outstanding securities convertible into capital stock of the Company nor any rights to subscribe for or to purchase, or any options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to, such capital stock or securities convertible into such capital stock. The Company: (i) is not subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any of its capital stock; or (ii) has no liability for dividends or other distributions declared or accrued, but unpaid, with respect to any capital stock, other than cumulative dividends with respect to the Company Preferred Stock.

(c) Each respective Shareholder represents that, except as provided in the following sentence, it is the record and beneficial owner of the shares of Class A Common Stock, Class B Common Stock and/or Company Preferred Stock delivered by such Shareholder in connection with the Merger, free and clear of all claims, liens, options, agreements, restrictions, and encumbrances whatsoever and is not a party to any agreement, understanding or arrangement, direct or indirect, relating to the Company Common Stock, including, without limitation, agreements, understandings or arrangements regarding voting or sale of such stock. Timothy Connolly has granted to Fred Zeidman certain options to acquire from him shares of Class B Common Stock representing up to Fifteen Percent (15%) of the capital stock of the Company.

3.4. Subsidiaries. Except as set forth on Schedule 3.4, the Company owns (a) no shares of capital stock of any other corporation, including any joint stock company, and (b) no other proprietary interest in any company, partnership, trust or other entity, including any limited liability company.

3.5. Execution; No Inconsistent Agreements; Etc.

(a) This Agreement is a valid and binding agreement of the Company, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy or similar laws affecting the enforcement of creditors' rights generally, and the availability of equitable remedies. The Company has the absolute and unrestricted right, power, authority, and capacity to execute and deliver this Agreement and the documents to be delivered by it in connection with the Closing and to perform its obligations under this Agreement.

(b) Each respective Shareholder represents that this Agreement is a valid and binding agreement of such Shareholder, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy or similar laws affecting the enforcement of creditors' rights generally, and the availability of equitable remedies. Each such Shareholder further represents that it has the absolute and unrestricted right, power, authority, and capacity to execute and deliver this Agreement and the documents to be delivered by it in connection with the Closing and to perform its obligations under this Agreement.

(c) The execution and delivery of this Agreement by the Company does not, and the consummation of the transactions contemplated hereby will not, constitute a breach or violation of the charter or bylaws of the Company, or a default under any of the terms, conditions or provisions of (or an act or omission that would give rise to any right of termination, cancellation or acceleration under) any note, bond, mortgage, lease, indenture, agreement or obligation to which the Company is a party, pursuant to which the Company otherwise receives benefits, or to which any of the properties of the Company is subject, or violate any judgment, order, decree, statute or regulation applicable to the Company or by which it may be subject.

(d) Each respective Shareholder represents that the execution and delivery of this Agreement by such does not, and the consummation of the transactions contemplated hereby will not, constitute a breach or violation of the charter or bylaws of such Shareholder, or a default under any of the terms, conditions or provisions of (or an act or

omission that would give rise to any right of termination, cancellation or acceleration under) any note, bond, mortgage, lease, indenture, agreement or obligation to which such Shareholder is a party, pursuant to which such Shareholder otherwise receives benefits, or to which any of the properties of such Shareholder is subject, or violate any judgment, order, decree, statute or regulation applicable to such Shareholder or by which it may be subject.

3.6. Corporate Records. The statutory records, including the stock register and minute books of the Company, fully reflect all issuances, transfers and redemptions of its capital stock, currently show and will correctly show the total number of shares of its capital stock issued and outstanding on the date hereof and on the Closing Date, the charter or other organizational documents and all amendments thereto, the bylaws as amended and currently in force. To the knowledge of the Company, the books of account, minute books, stock record, books, and other records of the Company, all of which have been made available to NuWave, are complete and correct and have been maintained in accordance with sound business practices. The minute books of the Company contain accurate and complete records of all meetings held of, and corporate action taken by, the Shareholders, the Board of Directors, and committees of the Boards of Directors of the Company, and no meeting of any such Shareholders, Board of Directors, or committee has been held for which minutes have not been prepared and are not contained in such minute books. At the Closing, all of those books and records will be in the possession of the Company.

3.7. Financial Statements.

(a) The Company has delivered to NuWave the audited balance sheet of the Company as of December 31, 2004 and the related statements of income, shareholders' equity and cash flows of the Company for the fiscal year ended December 31, 2004 and the independent auditors' report thereon. In addition, the Company has delivered to NuWave the balance sheet of the Company as of March 31, 2005, and the related statements of income, shareholders' equity and cash flows of the Company for the month ended March 31, 2005 (the balance sheet as of March 31, 2005 is hereinafter referred to as the "Balance Sheet"). The Company represents that the Balance Sheet and related financial statements have been reviewed by the Company's independent certified public accountants. All the foregoing financial statements, and any financial statements delivered pursuant to Section 3.6(c) below, are referred to herein collectively as the "Company Financial Statements."

(b) The Company Financial Statements have been and will be prepared in accordance with applicable GAAP throughout the periods involved, subject, in the case of interim financial statements, to normal recurring year-end adjustments (the effect of which will not, individually or in the aggregate, be materially adverse) and the absence of notes (that, if presented, would not differ materially from those included in the Balance Sheet), applied on a consistent basis, and fairly reflect and will reflect in all material respects the financial condition of the Company as at the dates thereof and the results of the operations of the Company for the periods then ended, and are true and complete and are consistent with the books and records of the Company.

3.8. Liabilities. The Company has no debt, liability or obligation of any kind, whether accrued, absolute, contingent or otherwise, except: (a) those reflected on the Balance

Sheet, including the notes thereto, and (b) liabilities incurred in the ordinary course of business since March 31, 2005, none of which have had or will have a material adverse effect on the financial condition of the Company.

3.9. Absence of Changes. From March 31, 2005 to the date of this Agreement:

(a) there has not been any adverse change in the business, assets, liabilities, results of operations or financial condition of the Company or, to the knowledge of the Company, in its relationships with suppliers, customers, employees, lessors or others, other than changes in the ordinary course of business, none of which, singularly or in the aggregate, have had or will have a material adverse effect on the business, properties or financial condition of the Company;

(b) there has not been any: (i) change in the Company's authorized or issued capital stock, retirement, or other acquisition by the Company of any shares of any such capital stock except for the exchange of 2,500,000 shares of Company Class B Common Stock by Michael Sutton for 25,000,000 shares of Company Class A Common Stock and the redemption by the Company of 29 shares of Company Preferred Stock from Timothy J. Connolly; (ii) a declaration or payment of any dividend or other distribution or payment in respect of shares of capital stock; (iii) amendment to the Certificate of Incorporation or Bylaws of the Company; (iv) increase by the Company of any bonuses, salaries, or other compensation to any shareholder, director, officer, or (except in the ordinary course of business) employee or entry into any employment, severance, or similar agreement with any director, officer, or employee; (v) adoption of, or increase in the payments to or benefits under, any profit sharing, bonus, deferred compensation, savings, insurance, pension, retirement, or other employee benefit plan for or with any employees of the Company; (vi) sale (other than in the ordinary course of business), lease, or other disposition of any asset or property of the Company or mortgage, pledge, or imposition of any lien or other encumbrance on any material asset or property of the Company, except for the sale by the Company of 200 shares of Series A Preferred Stock of CSI Business Finance, Inc. ("CSI") back to CSI; (vii) cancellation or waiver of any claims or rights with a value to the Company in excess of $5,000; (viii) material change in the accounting methods used by the Company; or (ix) agreement, whether oral or written, by the Company to do any of the foregoing; and

3.10. Title to Properties. The Company has good and marketable title to all of its properties and assets, real and personal, including, but not limited to, those reflected in the Balance Sheet (except as since sold or otherwise disposed of in the ordinary course of business, or as expressly provided for in this Agreement), free and clear of all encumbrances, liens or charges of any kind or character except: (a) those reflected in the Balance Sheet, (b) those securing liabilities of the Company incurred in the ordinary course (with respect to which no default exists); (b) liens of 2004 or 2005 real estate and personal property taxes; and (c) imperfections of title and encumbrances, if any, which, in the aggregate (i) are not substantial in amount; (ii) do not detract from the value of the property subject thereto or impair the operations of the Company; (iii) any applicable statutory or constitutional liens, including landlord's liens, and (iv) do not have a material adverse effect on the business, properties or assets of the Company.

3.11. Compliance With Law. The business and activities of the Company has at all times been conducted in accordance with its Certificate of Incorporation and Bylaws and any applicable law, regulation, ordinance, order, License (as defined below), permit, rule, injunction or other restriction or ruling of any court or administrative or governmental agency, ministry, or body, except where the failure to do so would not result in a material adverse effect on the Company.

3.12. Taxes. The Company has duly filed all federal, provincial, and material local and foreign tax returns and reports, and all returns and reports of all other governmental units having jurisdiction with respect to taxes imposed on it or on its income, properties, sales, franchises, operations or employee benefit plans or trusts, all such returns were complete and accurate when filed, and all taxes and assessments payable by the Company have been paid to the extent that such taxes have become due. All taxes accrued or payable by the Company for all periods through December 31, 2004 have been accrued or paid in full, whether or not due and payable and whether or not disputed. The Company has withheld proper and accurate amounts from its employees for all periods in full compliance with the tax withholding provisions of applicable foreign, federal, state and local tax laws. There are no waivers or agreements by the Company for the extension of time for the assessment of any taxes. There are no examinations of the income tax returns of the Company pending, or, to the knowledge of the Company, any proposed deficiencies or assessments against the Company of additional taxes of any kind.

3.13. Real Properties. The Company does not have an interest in any real property, except for the Leases (as defined below).

3.14. Leases of Real Property. All leases pursuant to which the Company is a lessee of any real property (the "Leases") are listed in Schedule 3.14 and are valid and enforceable in accordance with their terms. There is not under any of such Leases any material default or any claimed material default by the Company or any event of default or event which with notice or lapse of time, or both, would constitute a material default by the Company and in respect to which the Company has not taken adequate steps to prevent a default on its part from occurring. The copies of the Leases heretofore furnished to NuWave are true, correct and complete, and such Leases have not been modified in any respect since the date they were so furnished, and are in full force and effect in accordance with their terms. The Company is lawfully in possession of all real properties of which they are a lessee (the "Leased Properties").

3.15. Contingencies. Except as disclosed on Schedule 3.15, there are no actions, suits, claims or proceedings pending, or to the knowledge of the Company, threatened against, by or affecting, the Company in any court or before any arbitrator or governmental agency that may have a material adverse effect on the Company or which could materially and adversely affect the right or ability of the Company to consummate the transactions contemplated hereby. To the knowledge of the Company, there is no valid basis upon which any such action, suit, claim, or proceeding may be commenced or asserted against the Company. There are no unsatisfied judgments against the Company and no consent decrees or similar agreements to which the Company is subject and which could have a material adverse effect on the Company.

3.16. Intellectual Property Rights. The Company has: (a) the right to use the name(s) identified on Schedule 3.16, and, to the knowledge of the Company, the use of such name(s) does not conflict with or infringe upon the rights of any other person. To the knowledge of the Company, the Company is not, and will not be, subject to any liability, direct or indirect, for infringement damages by reason of (a) the use of any name(s) in or outside the United States or Canada or (b) the business operations of the Company, at any time prior to the Closing Date. The Company has good and marketable title to its trade secrets, free and clear of all encumbrances, liens, or charges of any kind or character, except as disclosed in Section 3.10.

3.17 Schedule 3.17 contains a complete list of all contracts of the Company which involve consideration in excess of the equivalent of five thousand ($5,000) Dollars or have a term of ninety (90) days or more (the "Material Contracts"). The Company has delivered to NuWave a true, correct and complete copy of each of the written contracts, and a summary of each oral contract, listed on Schedule 3.17. Except as disclosed in Schedule 3.17: (a) the Company has performed all material obligations to be performed by it under all such contracts, and is not in material default thereof, and (b) no condition exists or has occurred which with the giving of notice or the lapse of time, or both, would constitute a material default by the Company or accelerate the maturity of, or otherwise modify, any such contract, and (c) all such contracts are in full force and effect. No material default by any other party to any of such contracts is known or claimed by the Company to exist.

3.18. Possession of Franchises, Licenses, Etc. The Company: (a) possess all material franchises, certificates, licenses, permits and other authorizations (collectively, the "Licenses") from governmental authorities, political subdivisions or regulatory authorities that are necessary for the ownership, maintenance and operation of its business in the manner presently conducted; (b) are not in violation of any provisions thereof; and (c) have maintained and amended, as necessary, all Licenses and duly completed all filings and notifications in connection therewith. Schedule 3.18 sets forth a list of all of the Company's Licenses.

3.19. Agreements and Transactions with Related Parties. Except as disclosed on Schedule 3.19 or in the Company Financial Statements, the Company is not a party to any contract, agreement (not including any employment arrangement or agreement), lease or transaction with, or any other commitment to, (a) any Shareholder, (b) any person related by blood, adoption or marriage to any Shareholder, (c) any director or officer of the Company, (d) any corporation or other entity in which any of the foregoing parties has, directly or indirectly, at least five percent (5.0%) beneficial interest in the capital stock or other type of equity interest in such corporation or other entity, or (e) any partnership in which any such party is a general partner or a limited partner having a five percent (5%) or more interest therein (any or all of the foregoing being herein referred to as a "Related Party" and, collectively, as the "Related Parties"). Without limiting the generality of the foregoing, except as set forth in Schedule 3.19 or in the Company Financial Statements no Related Party, directly or indirectly, owns or controls any assets or properties which are used in the business of the Company.

3.20. Litigation. Except as disclosed on Schedule 3.20, there is no suit, action or proceeding pending, and no person has overtly-threatened in a writing delivered to the Company to commence any suit, action or proceeding, against or affecting the Company, nor is there any judgment, decree, injunction, or order of any governmental entity or arbitrator

outstanding against, or, to the knowledge of the Company, pending investigation by any governmental entity involving, the Company.

3.21. Business Practices. The Company has not, at any time, directly or indirectly, made any contributions or payment, or provided any compensation or benefit of any kind, to any municipal, county, state, federal or foreign governmental officer or official, or any other person charged with similar public or quasi-public duties, or any candidate for political office. The Company's books, accounts and records (including, without limitation, customer files and invoices) accurately describe and reflect, in all material respects, the nature and amount of the Company's purchases, sales and other transactions. Without limiting the generality of the foregoing, the Company has not engaged, directly or indirectly, in: (a) the practice known as "double-invoicing;" or (b) the incorrect or misleading labeling or marketing of goods as or services.

3.22 Condition and Sufficiency of Assets. The buildings and equipment leased or owned by the Company are generally in good operating condition and repair. The buildings and equipment of the Company are sufficient for the continued conduct of the Company's business after the Closing in substantially the same manner as conducted prior to the Closing.

3.23. Full Disclosure. No representation or warranty concerning the Company contained in this Agreement, and none of the statements or information concerning the Company contained in this Agreement and the schedules, knowingly contains or will contain as of the date hereof and as of the Closing Date any untrue statement of a material fact, nor will such representations, warranties, covenants or statements taken as a whole knowingly omit a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

3.24. Broker. The Company, and each of the respective Shareholders, represents and warrants that it has not agreed nor will become obligated to pay, or has taken any action that might result in any person claiming to be entitled to receive, any brokerage commission, finder's fee or similar commission or fee in connection with this Agreement or the transactions related to this Agreement.

3.25. NuWave Shares. Each of the respective Shareholders represents and warrants that:

(a) It has had access to NuWave's reports, schedules, forms, statements and other documents filed by it with the United States Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (all of the foregoing filed prior to the date hereof and all exhibits included therein, and financial statements and schedules thereto, and documents incorporated by reference therein, being hereinafter referred to as the "SEC Documents"), prior to the execution of this Agreement, has carefully reviewed the SEC Documents, has relied solely on the information contained in the SEC Documents, this Agreement and the schedules, certificates and exhibits to this Agreement in making its investment decision, and, in making such investment decision, has disregarded any other written or oral statements or information, if any, concerning NuWave or the NuWave Shares made by any party, including, without limitation, the officers, directors, and employees of NuWave;

(b) It understands the business in which NuWave is engaged, has such knowledge and experience in financial and business matters that they are capable of evaluating the merits and risks of an investment in NuWave and making an informed investment decision with respect thereto, and has obtained sufficient information to evaluate the merits and risks of the investment and to make such a decision;

(c) It has had sufficient access to all documents and records pertaining to NuWave and the NuWave Shares, has had the opportunity to ask questions and receive answers concerning the terms and conditions of the merger and other matters pertaining to this investment, and all such questions have been answered to the satisfaction of it, and has had an opportunity to obtain any additional information which NuWave possesses, or can acquire without unreasonable effort or expense, necessary to verify the accuracy of the information furnished in the SEC Documents;

(d) It (i) has adequate means of providing for their current needs and possible personal contingencies and those of their families, if applicable, in the same manner as it would have been able to provide prior to making the investment in the NuWave Shares, (ii) has no need for liquidity in this investment, (iii) is aware of and able to bear the risks of this investment for an indefinite period of time and (iv) is presently able to afford a complete loss of such investment;

(e) It recognizes that an investment in the NuWave Shares involves significant risks, including, without limitation, those set forth in the SEC Documents;

(f) It understands that none of the NuWave Shares have been registered under the Shares Act of 1933, as amended (the "Securities Act") or the securities laws of any state in reliance upon exemptions therefrom for private offerings, that the NuWave Shares must be held indefinitely unless the sale thereof is subsequently registered under the Securities Act and applicable state securities laws or exemptions from such registration are available, that NuWave has no obligation to repurchase any of the NuWave Shares, and that all certificates evidencing the Shareholders' ownership of the NuWave Shares will bear the legend set forth in Section 2.4 of this Agreement;

(g) It is acquiring NuWave Shares solely for its own account for investment and not for the account of any other person and not with a view to or for distribution, assignment or resale in connection with any distribution within the meaning of the Securities Act, and no other person has a direct or indirect beneficial interest in such NuWave Shares;

(h) It has no agreement, understanding, commitment or other arrangement with any person and no present intention to sell, transfer or assign any NuWave Shares;

(i) It realizes that it may not be able to sell or dispose of any of the NuWave Shares, that no market of any kind (public or private) may be available for any of the NuWave Shares, and that its right to transfer the NuWave Shares will be subject to restrictions contained in applicable United States Federal and state securities laws;

(j) It understands that no financial projections are included in the SEC Documents, and represents that it is not relying on any financial projections in connection with determining the merits of an investment in the NuWave Shares. Each Shareholder understands and acknowledges that no representations concerning the accuracy of information or financial projections, if any, not included in the SEC Documents or in this Agreement, are being made and such Shareholder represents that it has completely disregarded such information or financial projections, if any, not included in the SEC Documents or herein in determining whether to invest in the NuWave Shares; and

(k) It understands that NuWave may at any time, in its sole discretion, arrange for the offer and sale of additional shares of its capital stock to current or additional shareholders, at such prices and in such amounts as it, in its sole discretion, may determine to be in the best interests of NuWave.

3.26 Absence of Actions. No action or proceeding has been brought or threatened before any court or administrative agency to prevent the consummation or to seek damages in a material amount by reason of the transactions contemplated hereby, and no governmental authority has asserted that the within transactions (or any other pending transaction involving the Company when considered in light of the effect of the within transactions) constitute a violation of law or give rise to material liability on the part of the Company.

3.27 Consents. The Company has received from any suppliers, lessors, lenders, lien holders or governmental authorities, bodies or agencies having jurisdiction over the transactions contemplated by this Agreement, or any part hereof, such consents, authorizations and approvals as are necessary for the consummation hereof, including, without limitation, the consents listed on Schedule 3.27.

References to the "knowledge of the Company" means the actual knowledge of Timothy Connolly or Fred Zeidman.

4. REPRESENTATIONS AND WARRANTIES OF NUWAVE AND STRATEGIES.

To induce the Shareholders to enter into this Agreement and to consummate the transactions contemplated hereby, NuWave and Strategies represent and warrant to and covenant with the Shareholders as follows:

4.1. Organization. NuWave is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Strategies is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. NuWave and each of its subsidiaries is entitled to own or lease its properties and to carry on its business as and in the places where such business is now conducted, and NuWave and each of its subsidiaries is duly licensed and qualified in all jurisdictions where the character of the property owned by it or the nature of the business transacted by it makes such license or qualification necessary, except where such failure would not result in a material adverse effect on NuWave or its subsidiaries.

4.2. Capitalization and Related Matters.

(a) NuWave has authorized capital stock consisting of One Hundred Forty Million (140,000,000) shares of common stock, par value $0.001 per share, of which Two Million Six Hundred Sixty Two Thousand One Hundred Seven (2,662,107) shares are issued and outstanding. Additionally, NuWave has authorized the issuance of One Million Six Hundred Thousand (1,600,000) shares of preferred stock, $0.01 per share, of which no shares are currently issued and outstanding. NuWave owns all of the outstanding capital stock of Strategies. The NuWave Shares will be, when issued, duly and validly authorized and fully paid and non-assessable, and will be issued to the Shareholders free of all encumbrances, claims and liens whatsoever. Attached hereto as Exhibit "G" is a chart reflecting the fully diluted capitalization of NuWave immediately following the issuance of all the Merger Consideration.

(b) Except as disclosed in the SEC Documents, and except for employee stock options to purchase shares of the NuWave's Common Stock, NuWave does not have outstanding any securities convertible into capital stock, nor any rights to subscribe for or to purchase, or any options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to, its capital stock or securities convertible into its capital stock.

4.3. Execution; No Inconsistent Agreements; Etc.

(a) The execution and delivery of this Agreement and the performance of the transactions contemplated hereby have been duly and validly authorized and approved by the board of directors and, if applicable, the shareholders of NuWave and Strategies, and this Agreement is a valid and binding agreement of NuWave and Strategies, enforceable against NuWave and Strategies in accordance with its terms, except as such enforcement may be limited by bankruptcy or similar laws affecting the enforcement of creditors' rights generally, and the availability of equitable remedies.

(b) The execution and delivery of this Agreement by NuWave and Strategies does not, and the consummation of the transactions contemplated hereby will not, constitute a breach or violation of the charter or bylaws of NuWave and Strategies, or a default under any of the terms, conditions or provisions of (or an act or omission that would give rise to any right of termination, cancellation or acceleration under) any material note, bond, mortgage, lease, indenture, agreement or obligation to which NuWave or any of its subsidiaries is a party, pursuant to which any of them otherwise receive benefits, or by which any of their properties may be bound.

4.4. Financial Statements. NuWave has delivered to the Company the consolidated audited balance sheets of NuWave as of December 31, 2004, the consolidated audited statement of income for the fiscal year ended December 31, 2004, and the consolidated unaudited balance sheet as of March 31, 2005, collectively, the "NuWave Financial Statements"). The NuWave Financial Statements have been prepared in accordance with GAAP, applied on a consistent basis (except that the unaudited statements do not contain all the disclosures required by GAAP), and fairly reflect in all material respects the consolidated financial condition of NuWave and its subsidiaries as at the dates thereof and the consolidated

results of NuWave's operations for the periods then ended. Since March 31, 2005, or as disclosed in the SEC Documents or press releases issued by NuWave, there has been no material adverse change in the assets or liabilities, in the business or condition, financial or otherwise, of NuWave, or in its results of operations.

4.5. Liabilities. Except as disclosed in the SEC Documents or Schedule 4.5, NuWave nor any of its subsidiaries has any material debt, liability or obligation of any kind, whether accrued, absolute, contingent or otherwise, except (a) those reflected on the NuWave Financial Statements, including the notes thereto, and (b) liabilities incurred in the ordinary course of business since March 31, 2005, none of which have had or will have a material adverse affect on the financial condition of NuWave and its subsidiaries taken as a whole.

4.6. Contingencies. Except as disclosed in the SEC Documents, there are no actions, suits, claims or proceedings pending or, to the knowledge of NuWave's management, threatened against, by or affecting NuWave or any of its subsidiaries in any court or before any arbitrator or governmental agency which could have a material adverse effect on NuWave or its subsidiaries or which could materially and adversely affect the right or ability of NuWave to consummate the transactions contemplated hereby. To the knowledge of NuWave, there is no valid basis upon which any such action, suit, claim or proceeding may be commenced or asserted against NuWave or its subsidiaries. There are no unsatisfied judgments against NuWave and no consent decrees or similar agreements to which NuWave or its subsidiaries is subject and which could have a material adverse effect on NuWave or its subsidiaries or which could materially and adversely affect the right or ability of NuWave to consummate the transactions contemplated hereby.

4.7. Full Disclosure. No representation or warranty of NuWave contained in this Agreement or in the SEC Documents, and none of the statements or information concerning NuWave contained in this Agreement and the schedules or in the SEC Documents, contains or will contain as of the date hereof and as of the Closing Date any untrue statement of a material fact nor will such representations, warranties, covenants or statements taken as a whole omit a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

4.8 Broker. NuWave has not agreed or will become obligated to pay, or has taken any action that might result in any person claiming to be entitled to receive, any brokerage commission, finder's fee or similar commission or fee in connection with this Agreement or the transactions related to this Agreement.

4.9 Absence of Actions. No action or proceeding has been brought or threatened before any court or administrative agency to prevent the consummation or to seek damages in a material amount by reason of the transactions contemplated hereby, and no governmental authority has asserted that the within transactions (or any other pending transaction involving NuWave or any of its subsidiaries when considered in light of the effect of the within transactions) constitutes a violation of law or gives rise to material liability on the part of NuWave or its subsidiaries.

4.10 Consents. NuWave has received from any suppliers, lessors, lenders, lien holders or governmental authorities, bodies or agencies having jurisdiction over the transactions contemplated by this Agreement, or any part hereof, such consents, authorizations and approvals as are necessary for the consummation hereof, including, without limitation, the consents listed on Schedule 4.10.

5. INDEMNITY.

5.1. Indemnification by Shareholders.

(a) Subject to Section 5.5, Timothy J. Connolly (hereinafter, the "Shareholder Indemnitor") shall defend, indemnify and hold harmless NuWave and Strategies and their direct and indirect subsidiaries (including the Company after Closing) and affiliates, their officers, directors, employees and agents (hereinafter, collectively, called "NuWave Indemnitees") against and in respect of any and all loss, damage, liability, fine, penalty, cost and expense, including reasonable attorneys' fees and amounts paid in settlement (collectively, "NuWave Losses"), suffered or incurred by any NuWave Indemnitee by reason of, or arising out of any misrepresentation, breach of warranty or breach or non-fulfillment of any agreement of the Company contained in this Agreement or in any certificate, schedule, instrument or document delivered to NuWave by or on behalf of the Company pursuant to the provisions of this Agreement.

(b) Subject to Section 5.5, each respective Shareholder shall defend, indemnify and hold harmless the NuWave Indemnitees against and in respect of any and all NuWave Losses suffered or incurred by any NuWave Indemnitee by reason of, or arising out of any misrepresentation, breach of warranty or breach or non-fulfillment of any agreement of such respective Shareholder contained in this Agreement or in any certificate, schedule, instrument or document delivered to NuWave by or on behalf of such Shareholder pursuant to the provisions of this Agreement (without regard to materiality thresholds contained therein).

5.2. Indemnification by NuWave. Subject to Section 5.5, NuWave and Strategies (hereinafter called the "NuWave Indemnitor") shall jointly and severally defend, indemnify and hold harmless the Shareholders (hereinafter called "Shareholder Indemnitees") against and in respect of any and all loss, damage, liability, fine, penalty, cost and expense, including reasonable attorneys' fees and amounts paid in settlement (collectively, "Shareholder Losses"), suffered or incurred by any Shareholder Indemnitees by reason of, or arising out of:

(a) any misrepresentation, breach of warranty or breach or non-fulfillment of any material agreement of NuWave contained in this Agreement or in any other certificate, schedule, instrument or document delivered to the Shareholders by or on behalf of NuWave pursuant to the provisions of this Agreement (without regard to materiality thresholds contained therein); and

(b) any liabilities of the Company of any nature whatsoever (including tax liability, penalties and interest), whether accrued, absolute, contingent or otherwise, arising from NuWave's ownership or operation of the Company after Closing, but

not any liabilities that were not disclosed in the Balance Sheet or otherwise in this Agreement and which accrued prior to the Closing. NuWave Losses and Shareholder Losses are sometimes collectively referred to as "Indemnifiable Losses."

5.3. Defense of Claims.

(a) Each party seeking indemnification hereunder (an "Indemnitee"): (i) shall provide the other party or parties (the "Indemnitor") written notice of any claim or action by a third party arising after the Closing Date for which an Indemnitor may be liable under the terms of this Agreement, within ten (10) days after such claim or action arises and is known to Indemnitee, and (ii) shall give the Indemnitor a reasonable opportunity to participate in any proceedings and to settle or defend any such claim or action. The expenses of all proceedings, contests or lawsuits with respect to such claims or actions shall be borne by the Indemnitor. If the Indemnitor wishes to assume the defense of such claim or action, the Indemnitor shall give written notice to the Indemnitee within ten (10) days after notice from the Indemnitee of such claim or action, and the Indemnitor shall thereafter assume the defense of any such claim or liability, through counsel reasonably satisfactory to the Indemnitee, provided that Indemnitee may participate in such defense at their own expense, and the Indemnitor shall, in any event, have the right to control the defense of the claim or action.

(b) If the Indemnitor shall not assume the defense of, or if after so assuming it shall fail to defend, any such claim or action, the Indemnitee may defend against any such claim or action in such manner as they may deem appropriate and the Indemnitees may settle such claim or litigation on such terms as they may deem appropriate but subject to the Indemnitor's approval, such approval not to be unreasonably withheld; provided, however, that any such settlement shall be deemed approved by the Indemnitor if the Indemnitor fails to object thereto, by written notice to the Indemnitee, within fifteen (15) days after the Indemnitor's receipt of a written summary of such settlement. The Indemnitor shall promptly reimburse the Indemnitee for the amount of all expenses, legal and otherwise, incurred by the Indemnitee in connection with the defense and settlement of such claim or action.

(c) If a non-appealable judgment is rendered against any Indemnitee in any action covered by the indemnification hereunder, or any lien attaches to any of the assets of any of the Indemnitee, the Indemnitor shall immediately upon such entry or attachment pay such judgment in full or discharge such lien unless, at the expense and direction of the Indemnitor, an appeal is taken under which the execution of the judgment or satisfaction of the lien is stayed. If and when a final judgment is rendered in any such action, the Indemnitor shall forthwith pay such judgment or discharge such lien before any Indemnitee is compelled to do so.

5.4. Waiver. The failure of any Indemnitee to give any notice or to take any action hereunder shall not be deemed a waiver of any of the rights of such Indemnitee hereunder, except to the extent that Indemnitor is actually prejudiced by such failure.

5.5. Limitations on Indemnification. Notwithstanding anything to the contrary contained in this Agreement:

5.5.1. Time Limitation. No party shall be responsible hereunder for any Indemnifiable Loss unless the Indemnitee shall have provided such party with written notice containing a reasonable description of the claim, action or circumstances giving rise to such Indemnifiable Loss within one (1) year after the Closing Date (the "Indemnity Notice Period"); provided, however, that:

(a) with respect to any Indemnifiable Loss resulting or arising from any breach of a representation or warranty relating to any tax liability of the Company arising or relating to periods prior to the Closing Date, the Indemnity Notice Period shall extend for the full duration of the statute of limitations; and

(b) there shall be no limit on the Indemnity Notice Period for indemnity claims against any party based on fraud or intentional breach or misrepresentation.

5.5.2. Caps on Losses.

(a) The aggregate liability of the Shareholder Indemnitor after the Closing for NuWave Losses arising pursuant to Section 5.1(a) shall not exceed an amount equal to the Merger Consideration received by the Shareholder Indemnitor, valued based upon the Market Price as of the Closing. The aggregate liability of each respective Shareholder after the Closing for NuWave Losses arising pursuant to Section 5.1(b) shall not exceed an amount equal to the Merger Consideration received by such respective Shareholder, valued based upon the Market Price as of the Closing. The aggregate liability of NuWave and Strategies after the Closing for Shareholder Losses shall not exceed the Merger Consideration paid to all the Shareholders, valued based upon the Market Price as of the Closing. Should any NuWave Indemnitee be entitled to recovery for any NuWave Losses, the Shareholder Indemnitor or the other respective Shareholders, as the case may be, shall, to the extent available, be entitled to return to NuWave shares constituting Merger Consideration equal to all or such portion of the value of such NuWave Loss based upon the Market Price of the Merger Consideration shares (on an as converted basis) as of the date of the occurrence of such applicable NuWave Loss.

(b) For purposed of this Agreement, "Market Price" means the average of the Reported Last Price of a share of NuWave Common Stock for the 10 consecutive trading days prior to the Closing Date or other applicable valuation date. "Reported Last Price" means the reported price, regular way, or, in case no sale takes place on such day, the average of the reported closing bid and asked prices, regular way, of the NuWave Common Stock as reported on the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ") or the Over-the-Counter Bulletin Board ("OTCBB"), as the case may be; or, if NuWave Common Stock is so not quoted, the average of

the closing bid and asked prices on such day as reported by NASDAQ or OTCBB, as the case may be; or, if bid and asked prices for the NuWave Common Stock on each such day shall not have been so reported, the average of the bid and asked prices for such day as furnished by any New York Stock Exchange member firm regularly making a market in the NuWave Common Stock selected for such purpose by NuWave and if no such quotations are available, the fair market value of a share of the NuWave Common Stock, as determined by any New York Stock Exchange member firm regularly making a market in the NuWave Common Stock selected for such purpose by NuWave.

5.5.3. Basket. No party shall have any liability hereunder for Indemnifiable Losses after the Closing, with respect to a breach of the representations and warranties contained herein, until the aggregate of all Indemnifiable Losses for which the Shareholder Indemnitor, a respective Shareholder or NuWave and Strategies as a group, as applicable, are responsible under this Agreement exceeds Ten Thousand ($10,000) Dollars (the "Basket"); provided that once such Basket is exceeded for the Shareholder Indemnitor, a respective Shareholder or NuWave and Strategies as a group, as applicable, the responsible party or parties shall be responsible for all Indemnifiable Losses, from the first dollar as if such Basket never existed; and further provided that this Section 5.5.3 shall not limit in any respect indemnity claims: (a) based upon fraud or intentional breach or intentional misrepresentation; (b) arising from a breach by the NuWave Indemnitor of any covenant contained in this Agreement; (c) arising from a breach of any representation or warranty contained in Section 3.2 hereof; or (d) related to any tax liability of the Company for periods prior to the Closing Date, not reflected in the Balance Sheet or otherwise disclosed in this Agreement.

6. MISCELLANEOUS.

6.1. Notices.

(a) All notices, requests, demands, or other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given upon receipt if delivered in person, or upon the expiration of four (4) days after the date sent, if sent by federal express (or similar overnight courier service) to the parties at the following addresses:

(i) If to NuWave or Strategies: NuWave Technologies, Inc.
101 Hudson Street, Suite 3701
Jersey City, New Jersey 07302
Attention: George D. Kanakis

	with a copy to:	Kirkpatrick & Lockhart Nicholson Graham, LLP 201 South Biscayne Blvd. Suite 2000, Miami Center Miami, Florida 33131 Attention: Clayton E. Parker, Esq.
(ii)	If to a Shareholder:	The name and address as listed on the Exhibit A attached hereto.
(iii)	If to the Company:	Corporate Strategies, Inc. 109 North Post Oak Lane, Suite 422 Houston, Texas 77024 Attention: Timothy J. Connolly
	with a copy to:	Boyar & Miller 4265 San Felipe, Suite 1200 Houston, Texas 77027 Attention: Gary Miller, Esq.

(b) Notices may also be given in any other manner permitted by law, effective upon actual receipt. Any party may change the address to which notices, requests, demands or other communications to such party shall be delivered or mailed by giving notice thereof to the other parties hereto in the manner provided herein.

6.2. Survival. Except as provided in the next sentence, the representations, warranties, agreements and indemnifications of the parties contained in this Agreement or in any writing delivered pursuant to the provisions of this Agreement shall survive any investigation heretofore or hereafter made by the parties and the consummation of the transactions contemplated herein and shall continue in full force and effect after the Closing, subject to the limitations of Section 5.5. The representations, warranties and agreements of the Company contained in this Agreement shall not survive the Closing.

6.3. Counterparts; Interpretation. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same instrument. This Agreement supersedes all prior discussions and agreements between the parties with respect to the subject matter hereof, and this Agreement contains the sole and entire agreement among the parties with respect to the matters covered hereby. All schedules hereto shall be deemed a part of this Agreement. This Agreement shall not be altered or amended except by an instrument in writing signed by or on behalf of all of the parties hereto. No ambiguity in any provision hereof shall be construed against a party by reason of the fact it was drafted by such party or its counsel. For purposes of this Agreement: "herein", "hereby", "hereunder", "herewith", "hereafter" and "hereinafter" refer to this Agreement in its

entirety, and not to any particular section or paragraph. References to "including" means including without limiting the generality of any description preceding such term. Nothing expressed or implied in this Agreement is intended, or shall be construed, to confer upon or give any person other than the parties hereto any rights or remedies under or by reason of this Agreement.

6.4. Governing Law. The validity and effect of this Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, without regard to principles of conflicts of laws thereof. Any dispute, controversy or question of interpretation arising under, out of, in connection with or in relation to this Agreement or any amendments hereof, or any breach or default hereunder, shall be litigated in the state or federal courts in Hudson County, New Jersey, United States. Each of the parties hereby irrevocably submits to the jurisdiction of any state or federal court sitting in Hudson County, New Jersey. Each party hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of any such action in Hudson County, New Jersey.

6.5. Successors and Assigns; Assignment. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, legal representatives, and successors; provided, however, that no Shareholder may assign this Agreement or any rights hereunder, in whole or in part.

6.6. Partial Invalidity and Severability. All rights and restrictions contained herein may be exercised and shall be applicable and binding only to the extent that they do not violate any applicable laws and are intended to be limited to the extent necessary to render this Agreement legal, valid and enforceable. If any terms of this Agreement not essential to the commercial purpose of this Agreement shall be held to be illegal, invalid or unenforceable by a court of competent jurisdiction, it is the intention of the parties that the remaining terms hereof shall constitute their agreement with respect to the subject matter hereof and all such remaining terms shall remain in full force and effect. To the extent legally permissible, any illegal, invalid or unenforceable provision of this Agreement shall be replaced by a valid provision which will implement the commercial purpose of the illegal, invalid or unenforceable provision.

6.7. Waiver. Any term or condition of this Agreement may be waived at any time by the party which is entitled to the benefit thereof, but only if such waiver is evidenced by a writing signed by such party. No failure on the part of a party hereto to exercise, and no delay in exercising, any right, power or remedy created hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or remedy by any such party preclude any other future exercise thereof or the exercise of any other right, power or remedy. No waiver by any party hereto to any breach of or default in any term or condition of this Agreement shall constitute a waiver of or assent to any succeeding breach of or default in the same or any other term or condition hereof.

6.8. Headings. The headings as to contents of particular paragraphs of this Agreement are inserted for convenience only and shall not be construed as a part of this Agreement or as a limitation on the scope of any terms or provisions of this Agreement.

6.9. Expenses. Except as otherwise expressly provided herein, all legal and other costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by NuWave or the Shareholders as each party incurs such expenses, and none of such expenses shall be charged to or paid by the Company.

6.10. Gender. Where the context requires, the use of the singular form herein shall include the plural, the use of the plural shall include the singular, and the use of any gender shall include any and all genders.

6.11. Acceptance by Fax. This Agreement shall be accepted, effective and binding, for all purposes, when the parties shall have signed and transmitted to each other, by telecopier or otherwise, copies of the signature pages hereto.

6.12. Attorneys Fees. In the event of any litigation arising under the terms of this Agreement, the prevailing party or parties shall be entitled to recover its or their reasonable attorneys fees and court costs from the other party or parties.

6.13. Opportunity to Hire counsel; Role of Kirkpatrick & Lockhart Nicholson Graham LLP. The Shareholders and the Company expressly acknowledge that they have been advised and have been given an opportunity to hire counsel with respect to this Agreement and the transactions contemplated hereby, including but not limited to, tax counsel. The Shareholders and the Company further acknowledge that the law firm of Kirkpatrick & Lockhart Nicholson Graham LLP did not provide them with any legal advice, including but not limited to, any tax advice with respect to the transactions contemplated by this Agreement. The Shareholders and the Company further acknowledge that the law firm of Kirkpatrick & Lockhart Nicholson Graham LLP has solely represented NuWave and Strategies in connection with this Agreement and the transactions contemplated hereby and no other person.

6.14. Time is of the Essence. It is understood and agreed among the parties hereto that time is of the essence in this Agreement and this applies to all terms and conditions contained herein.

6.15. NO JURY TRIAL. THE PARTIES HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT AND ANY DOCUMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES' ACCEPTANCE OF THIS AGREEMENT.

[REMAINDER OF THE PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties have executed this Agreement to be duly executed by their duly authorized officers as of the day and year first above written.

NUWAVE:

NUWAVE TECHNOLOGIES, INC.

By:______________________________
Name: George D. Kanakis
Title: President

STRATEGIES:

STRATEGIES ACQUISITION CORP.

By:______________________________
Name: George D. Kanakis
Title: President

SHAREHOLDERS:

____

TIMOTHY J. CONNOLLY

____

JAN CARSON CONNOLLY

____

MICHAEL O. SUTTON

iVOICE, INC.

By:______________________________
Name:____________________________
Title:_____________________________

CORNELL CAPITAL PARTNERS, LP

By:____________________________
Name:__________________________
Title:___________________________

NEWBRIDGE SECURITIES CORP

By:____________________________
Name:__________________________
Title:___________________________

____

SCOTT EISLER

____

JODI EISLER

____

BRADFORD MAGARO

____

ROBIN MAGARO

____

KERRY FRENCH

____

SETH FARBMAN

COLLINGSWORTH PROPERTIES

By:____________________________
Name:__________________________
Title:___________________________

____

J. MICHAEL KING

HUTTNER HOLDINGS, INC.

By:______________________________
Name:___________________________
Title:____________________________

____

RICHARD DOLE

____

ALI EBRAHIMI

____

FRANKLIN C. FISHER

VINTAGE FILINGS, LLC

By:______________________________
Name:___________________________
Title:____________________________

THE COMPANY:

CORPORATE STRATEGIES, INC.

By:______________________________
Name: Timothy J. Connolly
Title: Chief Executive Officer

IN WITNESS WHEREOF, the parties have executed this Agreement to be duly executed by their duly authorized officers as of the day and year first above written.

NUWAVE:

NUWAVE TECHNOLOGIES, INC.

By: George Kanakis
Name: George D. Kanakis
Title: President

STRATEGIES:

STRATEGIES ACQUISITION CORP.

By: George Kanakis
Name: George D. Kanakis
Title: President

SHAREHOLDERS:

____
TIMOTHY J. CONNOLLY

____
JAN CARSON CONNOLLY

____
MICHAEL O. SUTTON

iVOICE, INC.

By:____________________________
Name:__________________________
Title:___________________________

IN WITNESS WHEREOF, the parties have executed this Agreement to be duly executed by their duly authorized officers as of the day and year first above written.

NUWAVE:

NUWAVE TECHNOLOGIES, INC.

By:______________________________
Name: George D. Kanakis
Title: President

STRATEGIES:

STRATEGIES ACQUISITION CORP.

By:______________________________
Name: George D. Kanakis
Title: President

SHAREHOLDERS:

____
TIMOTHY J. CONNOLLY

Jan Carson Connolly
____
JAN CARSON CONNOLLY

____
MICHAEL O. SUTTON

iVOICE, INC.

By:______________________________
Name:____________________________
Title:_____________________________

CORNELL CAPITAL PARTNERS, LP

By:______________________________
Name:____________________________
Title:_____________________________

IN WITNESS WHEREOF, the parties have executed this Agreement to be duly executed by their duly authorized officers as of the day and year first above written.

NUWAVE:

NUWAVE TECHNOLOGIES, INC.

By:__________________________
Name: George D. Kanakis
Title: President

STRATEGIES:

STRATEGIES ACQUISITION CORP.

By:__________________________
Name: George D. Kanakis
Title: President

SHAREHOLDERS:

____
TIMOTHY J. CONNOLLY

____
JAN CARSON CONNOLLY

____
MICHAEL O. SUTTON

iVOICE, INC.

By:__________________________
Name:__________________________
Title:__________________________

CORNELL CAPITAL PARTNERS, LP

By:__________________________
Name:__________________________
Title:__________________________

IN WITNESS WHEREOF, the parties have executed this Agreement to be duly executed by their duly authorized officers as of the day and year first above written.

NUWAVE:

NUWAVE TECHNOLOGIES, INC.

By:________________________
Name: George D. Kanakis
Title: President

STRATEGIES:

STRATEGIES ACQUISITION CORP.

By:________________________
Name: George D. Kanakis
Title: President

SHAREHOLDERS:

____
TIMOTHY J. CONNOLLY

____
JAN CARSON CONNOLLY

____
MICHAEL O. SUTTON

iVOICE, INC.

By:________________________
Name: J. Mahoney
Title: CEO

CORNELL CAPITAL PARTNERS, LP

By:________________________
Name:________________________
Title:________________________

IN WITNESS WHEREOF, the parties have executed this Agreement to be duly executed by their duly authorized officers as of the day and year first above written.

NUWAVE:

NUWAVE TECHNOLOGIES, INC.

By:___________________________
Name: George D. Kanakis
Title: President

STRATEGIES:

STRATEGIES ACQUISITION CORP.

By:___________________________
Name: George D. Kanakis
Title: President

SHAREHOLDERS:

____
TIMOTHY J. CONNOLLY

____
JAN CARSON CONNOLLY

____
MICHAEL O. SUTTON

iVOICE, INC.

By:___________________________
Name:_________________________
Title:__________________________

CORNELL CAPITAL PARTNERS, LP

By:___________________________
Name: Mark Angelo
Title: President

NEWBRIDGE SECURITIES CORP

By:__________________________
Name: Scott Goldstein
Title: CEO

____
SCOTT EISLER

____
JODI EISLER

____
BRADFORD MAGARO

____
ROBIN MAGARO

____
KERRY FRENCH

____
SETH FARBMAN

COLLINGSWORTH PROPERTIES

By:__________________________
Name:________________________
Title:_________________________

____
J. MICHAEL KING

HUTTNER HOLDINGS, INC.

By:__________________________
Name:________________________
Title:_________________________

____
RICHARD DOLE

____
ALI EBRAHIMI

NEWBRIDGE SECURITIES CORP

By:____________________
Name:____________________
Title:____________________

____
SCOTT EISLER

Jodi Eisler
JODI EISLER

____
BRADFORD MAGARO

____
ROBIN MAGARO

____
KERRY FRENCH

____
SETH FARBMAN

COLLINGSWORTH PROPERTIES

By:____________________
Name:____________________
Title:____________________

____
J. MICHAEL KING

HUTTNER HOLDINGS, INC.

By:____________________
Name:____________________
Title:____________________

____
RICHARD DOLE

____
ALI EBRAHIMI

NEWBRIDGE SECURITIES CORP

By:____________________________
Name:__________________________
Title:___________________________

____
SCOTT EISLER

____
JODI EISLER

____
BRADFORD MAGARO

____
ROBIN MAGARO

____
KERRY FRENCH

____
SETH FARBMAN

COLLINGSWORTH PROPERTIES

By:____________________________
Name:__________________________
Title:___________________________

____
J. MICHAEL KING

HUTTNER HOLDINGS, INC.

By:____________________________
Name:__________________________
Title:___________________________

____
RICHARD DOLE

____
ALI EBRAHIMI

NEWBRIDGE SECURITIES CORP

By:____________________________
Name:__________________________
Title:__________________________

____
SCOTT EISLER

____
JODI EISLER

____
BRADFORD MAGARO

____
ROBIN MAGARO

____
KERRY FRENCH

____
SETH FARBMAN

COLLINGSWORTH PROPERTIES

By:____________________________
Name:__________________________
Title:__________________________

____
J. MICHAEL KING

HUTTNER HOLDINGS, INC.

By:____________________________
Name:__________________________
Title:__________________________

____
RICHARD DOLE

____
ALI EBRAHIMI

NEWBRIDGE SECURITIES CORP

By:_________________________
Name:_________________________
Title:_________________________

____
SCOTT EISLER

____
JODI EISLER

____
BRADFORD MAGARO

____
ROBIN MAGARO

____
KERRY FRENCH

____
SETH FARBMAN

COLLINGSWORTH PROPERTIES

By:_________________________
Name:_________________________
Title:_________________________

____
J. MICHAEL KING

HUTTNER HOLDINGS, INC.

By:_________________________
Name:_________________________
Title:_________________________

____
RICHARD DOLE

____
ALI EBRAHIMI

NEWBRIDGE SECURITIES CORP

By:____________________________
Name:__________________________
Title:___________________________

____
SCOTT EISLER

____
JODI EISLER

____
BRADFORD MAGARO

____
ROBIN MAGARO

____
KERRY FRENCH

____
SETH FARBMAN

COLLINGSWORTH PROPERTIES

By: W Patrick Cantrell
Name: WP CANTRELL
Title: MANAGING PTNR

____
J. MICHAEL KING

HUTTNER HOLDINGS, INC.

By:____________________________
Name:__________________________
Title:___________________________

____
RICHARD DOLE

____
ALI EBRAHIMI

NEWBRIDGE SECURITIES CORP

By:____________________________
Name:__________________________
Title:___________________________

____
SCOTT EISLER

____
JODI EISLER

____
BRADFORD MAGARO

____
ROBIN MAGARO

____
KERRY FRENCH

____
SETH FARBMAN

COLLINGSWORTH PROPERTIES

By:____________________________
Name:__________________________
Title:___________________________

J. Michael King
J. MICHAEL KING

HUTTNER HOLDINGS, INC.

By:____________________________
Name:__________________________
Title:___________________________

____
RICHARD DOLE

____
ALI EBRAHIMI

NEWBRIDGE SECURITIES CORP

By:__________________________
Name:________________________
Title:_________________________

____
SCOTT EISLER

____
JODI EISLER

____
BRADFORD MAGARO

____
ROBIN MAGARO

____
KERRY FRENCH

____
SETH FARBMAN

COLLINGSWORTH PROPERTIES

By:__________________________
Name:________________________
Title:_________________________

____
J. MICHAEL KING

HUTTNER HOLDINGS, INC.

By: Frederick A. Huttner
Name: FREDERICK A. HUTTNER
Title: PRESIDENT

____
RICHARD DOLE

____
ALI EBRAHIMI

NEWBRIDGE SECURITIES CORP

By:____________________________
Name:__________________________
Title:___________________________

____
SCOTT EISLER

____
JODI EISLER

____
BRADFORD MAGARO

____
ROBIN MAGARO

____
KERRY FRENCH

____
SETH FARBMAN

COLLINGSWORTH PROPERTIES

By:____________________________
Name:__________________________
Title:___________________________

____
J. MICHAEL KING

HUTTNER HOLDINGS, INC.

By:____________________________
Name:__________________________
Title:___________________________

Richard Dole
RICHARD DOLE

____
ALI EBRAHIMI

NEWBRIDGE SECURITIES CORP

By:____________________
Name:____________________
Title:____________________

____
SCOTT EISLER

____
JODI EISLER

____
BRADFORD MAGARO

____
ROBIN MAGARO

____
KERRY FRENCH

____
SETH FARBMAN

COLLINGSWORTH PROPERTIES

By:____________________
Name:____________________
Title:____________________

____
J. MICHAEL KING

HUTTNER HOLDINGS, INC.

By:____________________
Name:____________________
Title:____________________

____
RICHARD DOLE

[signature]
____
ALI EBRAHIMI

SDK\002405\00001\166934.7

FRANKLIN C. FISHER, JR

VINTAGE FILINGS, LLC

By:______________________________
Name:____________________________
Title:_____________________________

THE COMPANY:

CORPORATE STRATEGIES, INC.

By:______________________________
Name: Timothy J. Connolly
Title: Chief Executive Officer

FRANKLIN C. FISHER

VINTAGE FILINGS, LLC

By:____________________
Name: Scott Cutsman
Title: Pres.

THE COMPANY:

CORPORATE STRATEGIES, INC.

By:____________________
Name: Timothy J. Connolly
Title: Chief Executive Officer

SDK\002405\00001\166934.7

EXHIBIT A

SHAREHOLDERS OF CORPORATE STRATEGIES, INC. ("Company")

NAME	ADDRESS	CLASS A COMMON CERTIF #	# OF SHARES	CLASS B COMMON CERTIF #	# OF SHARES	Preferred CERTIF #	# OF SHARES	NUWAVE CERTIF #	Total # NuWave Common to be rec'd	Total # NuWave Series B to be rec'd	Total # NuWave Series C to be rec'd
Timothy J. Connolly	8602 Pasture View Lane Houston, TX 77024			COM B-1	34,443,000	A-6	229.533			69,935	229.533
Jan Carson Connolly	8602 Pasture View Lane Houston, TX 77024			COM B-2	6,079,500	A-2	68.388			12,344	68.388
Michael O. Sutton	10806 Briar Branch Lane Houston, TX 77024	COM A-30	25,000,000.00	COM B-4 COM B-6	5,613,750 3,113,750	A-5	272.278		12,500,000	17,721	272.278
Voice, Inc.	750 Highway 34 Matawan, NJ 07747	COM A-3 COM A-18	2,500,000 5,000,000						3,750,000		
Cornell Capital Partners, LP	101 Hudson Street Suite 3700 Jersey City, NJ 07302	COM A-1 COM A-4 COM A-16	740,000 500,000 2,480,000						1,860,000		
Newbridge Securities Corp	1451 Cypress Creek Road Suite 204 Fort Lauderdale, FL 33309	COM A-2 COM A-5 COM A-17	10,000 10,000 40,000						30,000		
Scott and Jodi Eisler	6005 NW 100th Way Parkland, Florida 33076	COM A-19	300,000						150,000		
Bradford and Robin Magaro	9960 N.W. 58th Ct. Parkland, Florida 33076	COM A-20	300,000						150,000		
Kerry French	One Riverway, Suite 2400 Houston, TX 77056	COM A-21	300,000						150,000		

NAME	ADDRESS	CLASS A COMMON CERTIF #	# OF SHARES	CLASS B COMMON CERTIF #	# OF SHARES	Preferred CERTIF #	# OF SHARES	NUWAVE CERTIF #	Total # NuWave Common to be rec'd	Total # NuWave Series B to be rec'd	Total # NuWave Series C to be rec'd
Seth Farbman	301 Eastwood Road Woodmere, NY 11598	COM A-22	750,000						375,000		
Collingsworth Properties	3664 Ivemess Houston, TX 77019	COM A-23	300,000						150,000		
J. Michael King	3887 Pacific Street Las Vegas, NV 98121	COM A-24	300,000						150,000		
Huttner Holdings, Inc.	675 Bering Drive Suite 250-A Houston, TX 77057	COM A-25	150,000						75,000		
Richard Dole	318 Indian Bayou Houston, TX 77057	COM A-26	150,000						75,000		
Ali Ebrahimi	9801 Westheimer Suite 250 Houston, TX 77042	COM A-27	300,000						150,000		
Franklin C. Fisher	1212 Potomac Drive Houston, TX 77057	COM A-28	150,000						75,000		
Vintage Filings, LLC	150 W. 46th Street 6th Floor New York, NY 10036	COM A-29	600,000						300,000		

SDK\002405\00001\166934.7

EXHIBIT B

RIGHTS OF PREFERENCES OF SERIES B CONVERTIBLE PREFERRED STOCK

CERTIFICATE OF DESIGNATION
OF THE
SERIES B PREFERRED STOCK
(Par Value $0.01 Per Share)
OF
NUWAVE TECHNOLOGIES, INC.

The undersigned, a duly authorized officer of NUWAVE TECHNOLOGIES, INC., a Delaware corporation (the "Company"), in accordance with the provisions of Section 151 of Delaware General Corporation Law, **DOES HEREBY CERTIFY** that the following resolution was duly adopted by the Board of Directors by unanimous written consent pursuant to Section 151 of Delaware General Corporation Law on July 18, 2005:

WHEREAS, that that on July 18, 2005, the Board of Directors approved the designation of Series B convertible preferred stock, par value of $0.01 (the "Series B Preferred Stock"), to consist of up to One Hundred Thousand (100,000) shares, and fixed the powers, designations, preferences, and relative, participating, optional and other special rights of the shares of such Series B Preferred Stock;

WHEREAS, no shares of Series B Preferred Stock have been issued and the Board of Directors has determined that it is in the best interests of the Company to fix the powers, designations, preferences and relative, participating, optional and other special rights for the Series B Preferred Stock;

RESOLVED that the Series B Preferred Stock shall have the following powers, designations, preferences and relative, participating, optional and other special rights:

SECTION 1

DESIGNATION AND RANK

1.1. Designation. This resolution shall provide for a single series of Preferred Stock, the designation of which shall be "Series B Convertible Preferred Stock", par value of $0.01. The number of authorized shares constituting the Series B Preferred Stock is One Hundred Thousand (100,000). The Series B Preferred Stock will have no liquidation preference as set forth in Section 3.1 below.

1.2. Rank. With respect to the payment of dividends and other distributions on the capital stock of the Company, including the distribution of the assets of the Company upon liquidation, the Series B Preferred Stock shall be pari passu with the common stock of the Company, par value $0.001 per share (the "Common Stock"), on an as converted basis, and junior to all other series of preferred stock.

SECTION 2

DIVIDEND RIGHTS

2.1. Dividends or Distributions. The holders of Series B Preferred Stock shall be entitled to receive dividends or distributions on a pro rata basis according to their holdings of shares of Series B Preferred Stock on an as converted basis as provided in Section 4 hereof when and if dividends are declared on the Common Stock of the Company by the Board of Directors of the Company. Dividends shall be paid in cash or property, as determined by the Board of Directors.

SECTION 3

LIQUIDATION RIGHTS

3.1. Liquidation Preference. The Series B Preferred Stock shall have no liquidation preference.

SECTION 4

CONVERSION RIGHTS

4.1. Conversion. Collectively, all of the shares of Series B Preferred Stock shall be convertible (the "Conversion Rights"), at the option the holders of a majority of the shares of Series B Preferred Stock, at any time after the date of issuance of such share (subject to Section 4.5 hereof), at the office of the Company or any transfer agent for the Series B Preferred Stock into ninety-five percent (95%) of the outstanding capital stock of the Company (as of July __, 2005, calculated on a fully diluted basis) after giving effect to the conversion of the Series B Preferred Stock (sometimes referred to collectively as the "Conversion Shares"). The shares of Common Stock received upon conversion shall be fully paid and non-assessable shares of Common Stock.

4.2. Adjustments. The Conversion Rights of the Series B Preferred Stock as described in Section 4.1 above shall be adjusted from time to time as follows:

(a) In the event of any reclassification of the Common Stock or recapitalization involving Common Stock (including a subdivision, or combination of shares or any other event described in Sections 4.2(a) or (b)) the holders of the Series B Preferred Stock shall thereafter be entitled to receive, and provision shall be made therefore in any agreement relating to the reclassification or recapitalization, upon conversion of the Series B Preferred Stock, the kind and number of shares of Common Stock or other securities or property (including cash) to which such holders of Series B Preferred Stock would have been entitled if they had held the number of shares of Common Stock into which the Series B Preferred Stock was convertible immediately prior to such reclassification or recapitalization; and in any such case appropriate adjustment shall be made in the application of the provisions herein set forth with respect to the rights and interests thereafter of the holders of the Series B Preferred Stock, to the end that the provisions set forth herein shall thereafter be applicable, as nearly as reasonably may be, in relation to any

shares, other securities, or property thereafter receivable upon conversion of the Series B Preferred Stock. An adjustment made pursuant to this subparagraph (a) shall become effective at the time at which such reclassification or recapitalization becomes effective.

(b) In the event the Company shall declare a distribution payable in securities of other entities or persons, evidences of indebtedness issued by the Company or other entities or persons, assets (excluding cash dividends) or options or rights not referred to in Sections 4.2(a) above, the holders of the Series B Preferred Stock shall be entitled to a proportionate share of any such distribution as though they were the holders of the number of shares of Common Stock of the Company into which their shares of Series B Preferred Stock are convertible as of the record date fixed for the determination of the holders of shares of Common Stock of the Company entitled to receive such distribution or if no such record date is fixed, as of the date such distribution is made.

4.3. Procedures for Conversion.

(a) In order to exercise conversion rights pursuant to Section 4.1(a) above, the holder of a majority of the shares of the Series B Preferred Stock shall deliver an irrevocable written notice of such exercise to the Company, at its principal office, and to the other holders of Series B Preferred Stock. The holders of any shares of Series B Preferred Stock shall, upon any conversion of such Series B Preferred Stock in accordance with this Section 4, surrender certificates representing the Series B Preferred Stock to the Company, at its principal office, and specify the name or names in which such holder wishes the certificate or certificates for shares of Common Stock to be issued. In case such holder shall specify a name or names other than that of such holder, such notice shall be accompanied by payment of all transfer taxes (if transfer is to a person or entity other than the holder thereof) payable upon the issuance of shares of Common Stock in such name or names. As promptly as practicable, and, if applicable, after payment of all transfer taxes (if transfer is to a person or entity other than the holder thereof), the Company shall deliver or cause to be delivered certificates representing the number of validly issued, fully paid and nonassessable shares of Common Stock to which the holder of the Series B Preferred Stock so converted shall be entitled. Such conversion, to the extent permitted by law, shall be deemed to have been effected as of the date of receipt by the Company of any notice of conversion pursuant to this Section 4.3(a), upon the occurrence of any event specified therein. Upon conversion of any shares of Series B Preferred Stock, such shares shall cease to constitute shares of Series B Preferred Stock and shall represent only a right to receive shares of common stock into which they have been converted.

(b) In connection with the conversion of any shares of Series B Preferred Stock, no fractions of shares of Common Stock shall be issued, but the Company shall pay cash in lieu of such fractional interest in an amount equal to the product such fractional interest multiplied by the Reported Last Price of the Common Stock. "Reported Last Price" means the reported price, regular way, or, in case no sale takes place on such day, the average of the reported closing bid and asked prices, regular way, of the Common Stock as reported on the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ") or the Over-the-Counter Bulletin Board ("OTCBB"), as the case may be; or, if the Common Stock is so not quoted, the average of the closing bid and asked prices on such day as reported by NASDAQ or OTCBB, as the case may be; or, if bid and asked prices for the

Common Stock on each such day shall not have been so reported, the average of the bid and asked prices for such day as furnished by any New York Stock Exchange member firm regularly making a market in the Common Stock selected for such purpose by the Company and if no such quotations are available, the fair market value of a share of the Common Stock, as determined by any New York Stock Exchange member firm regularly making a market in the Common Stock selected for such purpose by the Company.

(c) The Company shall at all times reserve and keep available out of its authorized Common Stock the full number of shares of Common Stock of the Company issuable upon the conversion of all outstanding shares of Series B Preferred Stock. In the event that the Company does not have a sufficient number of shares of authorized but unissued Common Stock necessary to satisfy the full conversion of the shares of Series B Preferred Stock, then the Company shall call and hold a meeting of the shareholders within forty-five (45) days of such occurrence for the sole purpose of increasing the number of authorized shares of Common Stock. The Company's Board of Directors shall recommend to shareholders a vote in favor of such proposal and shall vote all shares held by them, in proxy or otherwise, in favor of such proposal. This remedy is not intended to limit the remedies available to the holders of the Series B Preferred Stock, but is intended to be in addition to any other remedies, whether in contract, at law or in equity.

4.4. Notices of Record Date. In the event that the Company shall propose at any time: (i) to declare any dividend or distribution upon any class or series of capital stock, whether in cash, property, stock or other securities; (ii) to effect any reclassification or recapitalization of its Common Stock outstanding involving a change in the Common Stock; or (iii) to merge or consolidate with or into any other corporation, or to sell, lease or convey all or substantially all of its property or business, or to liquidate, dissolve or wind up; then, in connection with each such event, the Company shall mail to each holder of Series B Preferred Stock:

(a) at least twenty (20) days' prior written notice of the date on which a record shall be taken for such dividend or distribution (and specifying the date on which the holders of the affected class or series of capital stock shall be entitled thereto) or for determining the rights to vote, if any, in respect of the matters referred to in clauses (ii) and (iii) in Section 4.4 above; and

(b) in the case of the matters referred to in Section 4.4 (ii) and (iii) above, written notice of such impending transaction not later than twenty (20) days prior to the shareholders' meeting called to approve such transaction, or twenty (20) days prior to the closing of such transaction, whichever is earlier, and shall also notify such holder in writing of the final approval of such transaction. The first of such notices shall describe the material terms and conditions of the impending transaction (and specify the date on which the holders of shares of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon the occurrence of such event) and the Company shall thereafter give such holders prompt notice of any material changes. The transaction shall in no event take place sooner than twenty (20) days after the Company has given the first notice provided for herein or sooner than ten (10) days after the Company has given notice of any material changes provided for herein.

SECTION 5

VOTING RIGHTS

5.1. General. Except as otherwise provided herein or required by law, the holders of Series B Preferred Stock, on an as converted basis as of the time a vote is taken, and the holders of Common Stock shall vote together and not as separate classes.

5.2. Preferred Stock. As a class, the holders of Series B Preferred Stock shall, collectively, be entitled to cast a number of votes equal to the number of Conversions Shares multiplied by ten (10) on all matters submitted to the stockholders of the Company for approval, which votes shall be distributed among the holders of Series B Preferred Stock on a pro rata basis based upon the number of shares of Series B Preferred Stock held by such respective holders. The holders of shares of the Series B Preferred Stock shall be entitled to vote on all matters on which the Common Stock shall be entitled to vote. Holders of Series B Preferred Stock shall be entitled to notice of any stockholders meeting in accordance with the Bylaws of the Corporation. Fractional votes shall not, however, be permitted and any fractional voting rights resulting from the above formula (after aggregating all shares into which shares of Series B Preferred Stock held by each holder could be converted), shall be disregarded.

SECTION 6

MISCELLANEOUS

6.1. Headings of Subdivisions. The headings of the various Sections hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof.

6.2. Severability of Provisions. If any right, preference or limitation of the Series B Preferred Stock set forth herein (as this resolution may be amended from time to time) is invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other rights, preferences and limitations set forth in this resolution (as so amended) which can be given effect without the invalid, unlawful or unenforceable right, preference or limitation shall, nevertheless, remain in full force and effect, and no right, preference or limitation herein set forth shall be deemed dependent upon any other such right, preference or limitation unless so expressed herein.

6.3 Stock Transfer Taxes. The Corporation shall pay any and all stock transfer and documentary stamp taxes that may be payable in respect of any issuance or delivery of shares of Series B Preferred Stock or shares of Common Stock or other securities issued on account of Series B Preferred Stock pursuant hereto or certificates representing such shares or securities.

6.4 Transfer Agent. The Corporation may appoint, and from time to time discharge and/or replace, a transfer agent of the Series B Preferred Stock. Upon any such appointment or discharge of a transfer agent, the Corporation shall send notice thereof by first-class mail, postage prepaid, to each holder of record of Series B Preferred Stock.

6.5 Transferability. Subject to any transfer restriction agreements that my be entered into by the holders of Series B Preferred Stock, the Series B Preferred Stock shall be transferable by the holders, provided that such transfer is made in compliance with applicable federal and state securities laws.

[Signature Page to Follow]

IN WITNESS WHEREOF, the Company has caused this Certificate of Designation to be signed, under penalties of perjury, by George D. Kanakis, its President.

Dated: July 18, 2005

NUWAVE TECHNOLOGIES, INC.

By: George Kanakis

Name: George D. Kanakis

Title: President

EXHIBIT C

RIGHTS OF PREFERENCES OF SERIES C PREFERRED STOCK

CERTIFICATE OF DESIGNATION
OF THE
SERIES C PREFERRED STOCK
(Par Value $0.01 Per Share)
OF
NUWAVE TECHNOLOGIES, INC.

The undersigned, a duly authorized officer of NUWAVE TECHNOLOGIES, INC., a Delaware corporation (the "Company"), in accordance with the provisions of Section 151 of Delaware General Corporation Law, **DOES HEREBY CERTIFY** that the following resolution was duly adopted by the Board of Directors by unanimous written consent pursuant to Section 151 of Delaware General Corporation Law on July 18, 2005:

WHEREAS, that that on July 18, 2005, the Board of Directors approved the designation of Series C preferred stock, par value of $0.01 (the "Series C Preferred Stock"), to consist of up to One Thousand (1,000) shares, and fixed the powers, designations, preferences, and relative, participating, optional and other special rights of the shares of such Series C Preferred Stock;

WHEREAS, no shares of Series C Preferred Stock have been issued and the Board of Directors has determined that it is in the best interests of the Company to fix the powers, designations, preferences and relative, participating, optional and other special rights for the Series C Preferred Stock;

RESOLVED that the Series C Preferred Stock shall have the following powers, designations, preferences and relative, participating, optional and other special rights:

SECTION 1

DESIGNATION AND RANK

1.1. Designation. This resolution shall provide for a single series of Preferred Stock, the designation of which shall be "Series C Preferred Stock", par value of $0.01. The number of authorized shares constituting the Series C Preferred Stock is One Thousand (1,000). The Series C Preferred Stock will have a liquidation preference as determined in Section 3.1 below.

1.2. Rank. With respect to the payment of dividends and other distributions on the capital stock of the Company, including the distribution of the assets of the Company upon liquidation, the Series C Preferred Stock shall be senior to the common stock of the Company, par value $0.001 per share (the "Common Stock") and senior to all other series of preferred stock.

SECTION 2

DIVIDEND RIGHTS

2.1. Dividends or Distributions. The holders of the Series C Preferred Stock shall be entitled to receive dividends out of funds legally available therefor, and at all times prior and in preference to any declaration or payment of any dividend on the Common Stock or any other class of stock ranking, as to dividend rights, junior to the Series C Preferred Stock, at the rate of $120.00 per share per annum, payable when and if declared by the Board of Directors. The right to dividends on shares of the Series C Preferred Stock shall be cumulative beginning on the issue date and shall be payable monthly out of legally available funds therefor. Accumulated and unpaid dividends for any past dividend period may be authorized and paid at any time and for such interim periods, without reference to any regular dividend payment date, to holders of record on such date, not more than 15 days preceding the payment date thereof, as may be fixed by the Board of Directors.

SECTION 3

LIQUIDATION RIGHTS

3.1 Liquidation Preference. In the event of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary, distributions to the stockholders of the Corporation shall be made in the following manner:

(a) Series C Preferred Stock Preference. The holders of Series C Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any of the assets or funds of the Corporation to the holders of the Common Stock or any other class of stock ranking, as to liquidation rights, junior to the Series C Preferred Stock, by reason of their ownership thereof, an amount per share equal to $1,500.00 for each outstanding share of Series C Preferred Stock (appropriately adjusted for any recapitalizations, stock combinations, stock dividends, stock splits and the like) plus an amount equal to all accrued and unpaid dividends on the Series C Preferred Stock (collectively, the "Liquidation Preference"). If upon the occurrence of a liquidation, dissolution or winding up, the assets and funds of the Corporation legally available for distribution to stockholders by reason of their ownership of the stock of the Corporation shall be insufficient to permit the payment to such holders of Series C Preferred Stock of the full aforementioned preferential amount, then the entire assets and funds of the Corporation legally available for distribution shall be distributed ratably among the holders of the Series C Preferred Stock in proportion to the preferential amount each such holder is otherwise entitled to receive.

(b) Remaining Assets. After payment or setting apart of payment has been made to the holders of the Series C Preferred Stock of the full amounts to which they shall be entitled as provided in Section 3(a) and any other series or class of preferred stock ranking, as to liquidation rights, senior to the Corporation's Common Stock, the remaining assets and funds of the Corporation available for distribution to stockholders shall be distributed ratably among the holders of the Common Stock in proportion to the number of shares of Common Stock held by them.

(c) Reorganization or Merger. None of the following events is a "liquidation, dissolution or winding up of the Corporation": consolidation, merger or reorganization of the Corporation with any other corporation or corporations; sale or transfer of all or substantially all the assets of the Corporation; or any purchase or redemption by the Corporation of any of its outstanding shares.

(d) Value of Assets. If any of the assets of the Corporation are to be distributed under this Section 3.1, or for any purpose, in a form other than cash, then the Board of Directors shall promptly determine in good faith the value of the assets to be distributed to the holders of Series C Preferred Stock or Common Stock. The Corporation shall, upon receipt of such determination, give prompt written notice of the determination to each holder of shares of Series C Preferred Stock or Common Stock.

SECTION 4

REDEMPTION

4.1 Redemption. All or any portion of the shares of Series C Preferred Stock of a holder may, at the option of the Corporation, be redeemed at a redemption price of $1,500.00 per share of Series C Preferred Stock (appropriately adjusted for any recapitalizations, stock combinations, stock dividends, stock splits and the like) plus an amount equal to all accrued and unpaid dividends on the Series C Preferred Stock (the "Redemption Price"). The Redemption Price shall be paid in lump sum on the Redemption Date. Any redemption of less than all the outstanding shares of Series C Preferred Stock shall be pro rata as to all the holders of shares of Series C Preferred Stock.

4.2 Procedure for Redemption. At such time that the Corporation desires to redeem any shares of Series C Preferred Stock, and there are legally available funds therefor, the Corporation shall provide written notice (each, a "Redemption Notice") to the holders of Series C Preferred Stock stating the number of shares of Series C Preferred Stock it intends to redeem. The shares so designated in the Redemption Notice to be redeemed, shall be so redeemed no later than the fifteenth (15th) day following the date of the Redemption Notice, such date being referred to as the "Redemption Date." On the Redemption Date, the Corporation shall deliver to the holder of stock being redeemed the applicable Redemption Price and the holder shall deliver to the Corporation the certificates evidencing all or such portion of the stock for which such holder has received the redemption payment (or a lost share affidavit), duly endorsed in blank or accompanied by proper instruments of assignment and transfer duly endorsed in blank. The holders of Series C Preferred Stock that are the subject of a Redemption Notice issued by the Corporation shall be entitled to retain their shares until the Redemption Price is paid by the Corporation to such holder for the applicable shares. In connection herewith, the holders shall retain ownership of, and all rights and preferences attaching to, the portion of the Series C Preferred Stock that has not been paid for by the Corporation. The holders of shares of Series C Preferred Stock that are subject to redemption shall retain all rights as a Series C Preferred Stockholder until the full Redemption Price for the shares being redeemed has been paid by the Corporation. Nothing in this Section shall affect the shares of Series C Preferred Stock that the Corporation elects not to redeem.

SECTION 5

VOTING RIGHTS

5.1. Voting Rights. The Series C Preferred Stock shall not have any voting rights, except as required under Delaware General Corporation Law.

SECTION 6

MISCELLANEOUS

6.1. Headings of Subdivisions. The headings of the various Sections hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof.

6.2. Severability of Provisions. If any right, preference or limitation of the Series C Preferred Stock set forth herein (as this resolution may be amended from time to time) is invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other rights, preferences and limitations set forth in this resolution (as so amended) which can be given effect without the invalid, unlawful or unenforceable right, preference or limitation shall, nevertheless, remain in full force and effect, and no right, preference or limitation herein set forth shall be deemed dependent upon any other such right, preference or limitation unless so expressed herein.

6.3 Stock Transfer Taxes. The Corporation shall pay any and all stock transfer and documentary stamp taxes that may be payable in respect of any issuance or delivery of shares of Series C Preferred Stock or shares of Common Stock or other securities issued on account of Series C Preferred Stock pursuant hereto or certificates representing such shares or securities.

6.4 Transfer Agent. The Corporation may appoint, and from time to time discharge and/or replace, a transfer agent of the Series C Preferred Stock. Upon any such appointment or discharge of a transfer agent, the Corporation shall send notice thereof by first-class mail, postage prepaid, to each holder of record of Series C Preferred Stock.

6.5 Transferability. Subject to any transfer restriction agreements that my be entered into by the holders of Series C Preferred Stock, the Series C Preferred Stock shall be transferable by the holders, provided that such transfer is made in compliance with applicable federal and state securities laws.

IN WITNESS WHEREOF, the Company has caused this Certificate of Designation to be signed, under penalties of perjury, by George D. Kanakis, its President.

Dated: July 18, 2005

NUWAVE TECHNOLOGIES, INC.

By: George Kanakis

Name: George D. Kanakis

Title: President

EXHIBIT D

SCHEDULE 14F-1

EXHIBIT D

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM OF SCHEDULE 14F-1

INFORMATION STATEMENT
PURSUANT TO SECTION 14(f) OF THE
SECURITIES EXCHANGE ACT OF 1934 AND RULE 14f-1 THEREUNDER

NUWAVE TECHNOLOGIES, INC.
(Name of Issuer)

DELAWARE	**0-28606**	**22-3387630**
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

101 Hudson Street, Suite 3701
Jersey City, New Jersey 07302
(Address of Principal Executive Offices)

(201) 309-1880
(Registrant's telephone number)

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY

INFORMATION STATEMENT PURSUANT TO SECTION 14(F) OF THE SECURITIES EXCHANGE ACT OF 1934 AND RULE 14F-1 THEREUNDER

GENERAL

This notification ("Information Statement") is being delivered on or about September __, 2005 (the "Notice Date") to all holders of record of common stock, par value $0.001 per share (the "Common Stock") of NuWave Technologies, Inc., a Delaware corporation ("NuWave" or the "Company") in compliance with Section 14(F) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and Rule 14F-1 promulgated thereunder.

The purpose of this Information Statement is to inform the Company's shareholders of a pending change in control pursuant to a certain merger agreement (the "Merger Agreement"), effective as of August 31, 2005, by and among the Company, the Company's wholly-owned subsidiary Strategies Acquisition Corp. ("SPV"), Corporate Strategies, Inc. ("Strategies") and each shareholder of Strategies (collectively, the "Shareholders"). You are receiving this Information Statement in connection with the nomination of persons to be appointed to the Company's Board of Directors (the "Board") pursuant to the Merger Agreement. The resignation of the existing Directors and appointment of the new Directors will become effective ten (10) days following the Notice Date.

CHANGE IN CONTROL

As described above, on August 31, 2005 the Company entered into a Merger Agreement whereby SPV, a wholly-owned subsidiary of the Company, merged with and into Strategies, with Strategies remaining as the surviving corporation and continuing its corporate existence under the laws of the State of Delaware and as a wholly-owned subsidiary of the Company (the "Merger"). The separate existence of SPV has ceased.

Pursuant to the terms of the Merger Agreement, the Company issued one (1) share of its Common Stock to each Strategies Class A common stock holder in exchange for two (2) shares of Strategies Class A common stock, par value $0.001 per share. Second, the Company issued one (1) share of the Company's Series C preferred stock ("Series C Preferred"), par value $0.01 per share, to each Strategies Series A preferred stock holder for one (1) share of Strategies Series A preferred stock, par value $0.001 per share.

Third, the Company issued and delivered shares of its Series B convertible preferred stock ("Series B Preferred"), par value $0.01 per share, to each Strategies Class B common stock holder so that effectively upon conversion of the Series B convertible preferred stock into common shares, the common shares issued upon conversion shall be equal to ninety-five percent (95%) of the issued and outstanding stock of the Company (calculated on a fully diluted basis as of the date of the Merger, following the issuance of all the Merger Consideration (as such term is defined in the Merger Agreement) and after giving effect to such conversion, but not including any shares of NuWave common stock issuable upon conversion of any then outstanding NuWave convertible debentures). Therefore, the Merger Consideration for the Company's Common Stock, Series C Preferred and Series B Preferred was the Strategies Class A common, Series A preferred and Class B common, respectively. The number of shares issued to the Shareholders in connection with the Merger was based upon a determination by the Board that the transaction was in the best interest of the Company and its shareholders.

Furthermore, Mr. George D. Kanakis has resigned as the sole officer of the Company, effective August 31, 2005. Mr. Timothy J. Connolly and Mr. A.P. Shukis have replaced him as Chief Executive Officer and as Chief Financial Officer, respectively. Messrs. Kanakis and Gary H. Giannantonio have resigned as the Company's directors pending effectiveness of this Information Statement. Mr. Fred S. Zeidman has been nominated to be the Company's new Chairman and Mr. Connolly has been nominated to be the new Vice Chairman of the Board. The changes to the Board are to be effective ten (10) days following the Notice Date, estimated to be on or about September __, 2005. The exchange for the shares was consummated on August 31, 2005 and therefore Messrs. Zeidman and Connolly may be considered to "control" the Company as of that date.

YOU ARE URGED TO READ THIS INFORMATION STATEMENT CAREFULLY. YOU ARE NOT, HOWEVER, REQUIRED TO TAKE ANY ACTION.

VOTING SECURITIES OF THE COMPANY

On September 1, 2005 there were 22,710,816 shares of Common Stock, 100,000 shares of Series B Preferred and 570.199 shares of Series C preferred stock issued and outstanding. There were no shares of Series A preferred stock outstanding.

Each share of Common Stock entitles the holder thereof to one (1) vote on each matter which may come before a meeting of the Company's shareholders.

As a class, the holders of the Company's Series B Preferred shall, collectively, be entitled to cast a number of votes equal to the number of shares of Common Stock to be received upon conversion pursuant to the Merger Agreement multiplied by ten (10) on all matters submitted to the shareholders of the Company for approval, which votes shall be distributed among the holders of Series B Preferred on a pro rata basis based upon the number of shares of Series B Preferred held by such respective holders. The holders of shares of the Series B Preferred shall be entitled to vote on all matters on which the Common Stock shall be entitled to vote. Holders of Series B Preferred shall be entitled to notice of any shareholders meeting in accordance with the Bylaws of the Company. Fractional votes shall not, however, be permitted and any fractional voting rights resulting from the above formula (after aggregating all shares into which shares of Series B Preferred held by each holder could be converted), shall be disregarded.

The Series C Preferred have no voting rights, except as required under Delaware General Corporation Law.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of each class of the Company's voting securities on August 30, 2005, immediately prior to the Merger, by (a) each person known by the Company to be the beneficial owner of more than five percent (5%) of the Company's outstanding voting securities, (b) each of the Company's Directors, (c) each of the Company's executive officers and (d) all Directors and executive officers as a group. Each person named in the table has sole voting and investment power with respect to all shares shown as beneficially owned by such person.

RE-MERGER SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

TITLE OF CLASS	NAME & ADDRESS OF BENEFICIAL OWNER	AMOUNT & NATURE OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS[1]
Common	Gerald Holland 22 Coult Lane Old Lyme, CT 07601	[226,615]*	[9.9]%
Common	Michael Kesselbrenner 10 Devonshire Road Livingston, NJ 07039	[226,615]*	[9.9]%
Common	Joanna Saporito 668 W. Saddle River Road Ho-Ho-Kus, NJ 074223	[226,615]*	[9.9]%
Common	Mary-Ellen Viola 294 Long Hill Drive Short Hills, NJ 07078	[226,615]*	[9.9]%
Common	George D. Kanakis 101 Hudson Street, Suite 3701 Jersey City, New Jersey 07302	75,000**	[2.71]%
Common	Gary H. Giannantonio 101 Hudson Street, Suite 3701 Jersey City, New Jersey 07302	0	0%
Common	All Directors & Officers as a Group (2 Persons)	75,000**	[2.71]%

[1] Applicable percentage of ownership is based on 2,770,816 shares of Common Stock outstanding on August 30, 2005 for each shareholder. Beneficial ownership is determined in accordance within the rules of the SEC and generally includes voting of investment power with respect to securities. Shares of Common Stock subject to securities exercisable or convertible into shares of Common Stock that are currently exercisable or exercisable within sixty (60) days of August 30, 2005 are deemed to be beneficially owned by the person holding such options for the purpose of computing the percentage of ownership of such persons, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

* These represent the approximate number of shares underlying convertible debentures at an assumed price of $[ ] per share (i.e., __% of a recent price of $___ per share), subject to an ownership limitation of 9.9% contained in the convertible debentures. Because the conversion price will fluctuate based on the market price of the Company's stock, the actual number of shares to be issued upon conversion of the debentures may be higher or lower.]

** Includes 75,000 shares granted to Mr. Kanakis in connection with his employment agreement.

The following table sets forth information regarding the post-Merger beneficial ownership of each class of the Company's voting securities on September 1, 2005, by (a) each person known by the Company to be the beneficial owner of more than five percent (5%) of the Company's outstanding voting securities, (b) each of the Company's current and proposed directors, (c) each of the Company's executive officers and (d) all current and proposed directors and executive officers as a group. Each person named in the table has sole voting and investment power with respect to all shares shown as beneficially owned by such person.

POST-MERGER SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

TITLE OF CLASS	NAME OF BENEFICIAL OWNER	AMOUNT & NATURE OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS[2]
Common	Michael O. Sutton 10806 Briar Branch Lane Houston, Texas 77024	12,500,000	55.04%
Common	iVoice, Inc. 750 Highway 34 Matawan, NJ 07747	3,750,000	16.51%
Common	Cornell Capital Partners, LP 101 Hudson Street, Suite 3701 Jersey City, New Jersey 07302	1,860,000	8.19%
Common	George D. Kanakis** 101 Hudson Street, Suite 3701 Jersey City, New Jersey 07302	75,000	0.33%
Common	Fred S. Zeidman 109 North Post Oak Lane, Suite 422 Houston, Texas 77024	0	0%
Common	A.P. Shukis 109 North Post Oak Lane, Suite 422 Houston, Texas 77024	0	0%

[2] Applicable percentages of ownership of are based on 2,770,816 shares of Common Stock, 100,000 shares of Series B Preferred Stock and 570.199 shares of Series C Preferred Stock outstanding on August 30, 2005 for each shareholder. Beneficial ownership is determined in accordance within the rules of the SEC and generally includes voting of investment power with respect to the securities. Shares subject to securities exercisable or convertible into shares of Common Stock that are currently exercisable or exercisable within sixty (60) days of August 30, 2005 are deemed to be beneficially owned by the person holding such options for the purpose of computing the percentage of ownership of such persons, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

* These represent the approximate number of shares underlying convertible debentures at an assumed price of $[ ] per share (i.e., __% of a recent price of $___ per share), subject to an ownership limitation of 9.9% contained in the convertible debentures. Because the conversion price will fluctuate based on the market price of the Company's stock, the actual number of shares to be issued upon conversion of the debentures may be higher or lower.]

** Includes 75,000 shares granted to Mr. Kanakis in connection with his employment agreement.

POST-MERGER SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

TITLE OF CLASS	NAME OF BENEFICIAL OWNER	AMOUNT & NATURE OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS[2]
Common	Gary H. Giannantonio*** 101 Hudson Street, Suite 3701 Jersey City, New Jersey 07302	0	0%
Common	Gerald Holland 22 Coult Lane Old Lyme, CT 07601	[226,615]*	[9.9]%
Common	Michael Kesselbrenner 10 Devonshire Road Livingston, NJ 07039	[226,615]*	[9.9]%
Common	Joanna Saporito 668 W. Saddle River Road Ho-Ho-Kus, NJ 074223	[226,615]*	[9.9]%
Common	Mary-Ellen Viola 294 Long Hill Drive Short Hills, NJ 07078	[226,615]*	[9.9]%
Common	All Current & Proposed Directors and Executive Officers as a Group (5 Persons)	75,000	0.33%
Series B Preferred	Timothy J. Connolly 109 North Post Oak Lane, Suite 422 Houston, Texas 77024	69,935	69.935%
Series B Preferred	Michael O. Sutton 10806 Briar Branch Lane Houston, Texas 77024	17,721	17.721%
Series B Preferred	Jan Carson Connolly 8602 Pasture View Lane Houston, Texas 77024	12,344	12.344%
Series B Preferred	Fred S. Zeidman 109 North Post Oak Lane, Suite 422 Houston, Texas 77024	0	0%
Series B Preferred	A.P. Shukis 109 North Post Oak Lane, Suite 422 Houston, Texas 77024	0	0%

POST-MERGER SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

TITLE OF CLASS	NAME OF BENEFICIAL OWNER	AMOUNT & NATURE OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS[2]
Series B Preferred	George D. Kanakis**** 101 Hudson Street, Suite 3701 Jersey City, New Jersey 07302	0	0%
Series B Preferred	Gary H. Giannantonio*** 101 Hudson Street, Suite 3701 Jersey City, New Jersey 07302	0	0%
Series B Preferred	All Current & Proposed Directors and Executive Officers as a Group (5 Persons)	69,935	69.935%
Series C Preferred	Timothy J. Connolly 109 North Post Oak Lane, Suite 422 Houston, Texas 77024	229.533	40.25%
Series C Preferred	Jan Carson Connolly 8602 Pasture View Lane Houston, Texas 77024	68.388	11.99%
Series C Preferred	Michael O. Sutton 10806 Briar Branch Lane Houston, Texas 77024	272.278	47.75%
Series C Preferred	Fred S. Zeidman 109 North Post Oak Lane, Suite 422 Houston, Texas 77024	0	0%
Series C Preferred	A.P. Shukis 109 North Post Oak Lane, Suite 422 Houston, Texas 77024	0	0%
Series C Preferred	George D. Kanakis**** 101 Hudson Street, Suite 3701 Jersey City, New Jersey 07302	0	0%
Series C Preferred	Gary H. Giannantonio*** 101 Hudson Street, Suite 3701 Jersey City, New Jersey 07302	0	0%
Series C Preferred	All Current & Proposed Directors and Executive Officers as a Group (5 Persons)	229.533	40.25%

**** Mr. Kanakis will remain a director only until such time as this Information Statement becomes effective. He has already resigned as President, Chief Executive Officer and Principal Financial Officer of the Company.

*** Mr. Giannantonio will remain a director only until such time as this Information Statement becomes effective.

DIRECTORS AND EXECUTIVE OFFICERS

The Company is not aware of any legal proceedings in which any director, executive officer, affiliate or any owner of record or beneficial owner of more than five percent (5%) of any class of voting securities of the Company, or any associate of any such director, executive officer or affiliate of the Company or security holder is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

The following table sets forth the names and ages of the current and proposed directors and executive officers of the Company and the positions held by each person at the Company. The executive officers of the Company are elected annually by the Board. The directors serve one (1) year terms until their successors are elected. The executive officers serve terms of one (1) year or until their death, resignation or removal by the Board.

Name	Age	Position(s)
George D. Kanakis	32	Current Director
Gary H. Giannantonio	32	Current Director
Fred S. Zeidman	58	Proposed Director/Chairman of the Board
Timothy J. Connolly	52	Chief Executive Officer Proposed Director/Vice Chairman of the Board
A.P. Shukis	59	Chief Financial Officer

There are no family relationships among any of the directors or executive officers of the Company. Except as provided herein, none of the Company's directors or executive officers is a director of any company that files reports with the Securities and Exchange Commission ("SEC"). None of the Company's directors have been involved in any bankruptcy or criminal proceeding (excluding traffic and other minor offenses), and none have been enjoined from engaging in any business during the past five (5) years.

Set forth below is a brief description of the background and business experience of each of the Company's existing and proposed directors and executive officers for the past five (5) years:

George D. Kanakis will remain a Director only until such time as this Information Statement becomes effective. Prior to the Merger, he had also served as President, Chief Executive Officer and Chief Financial Officer of the Company since September 10, 2003. From March 2002 through August 2003, he had been a Vice President, Corporate Finance for Cornell Capital Partners, LP, where he structured equity and debt financings, as well as provided consulting to clients on mergers and acquisitions. From 1993 to 2001 Mr. Kanakis managed the Futures and Options Group at Barclays Capital, where he serviced primarily institutional clients around the world. Mr. Kanakis holds an MBA in Finance and Investments from the Zicklin School of Business at Baruch College where he graduated in December 2001 and a degree in Economics from Rutgers University where he graduated in May 1995.

Gary H. Giannantonio will remain a Director only until such time as this Information Statement becomes effective. He has served as a Director since May 17, 2004, and is an associate at the law firm of Kalebic, McDonnell & Miller, P.C. in Hackensack, New Jersey. Mr. Giannantonio's primary experience involves residential and commercial real estate transactions. He also has experience handling general civil litigation, collections, landlord/tenant, matrimonial, and bankruptcy matters. Mr. Giannantonio is also an Assistant Municipal Prosecutor in Palisades Park, New Jersey. He received his Juris Doctor degree from New York Law

School in 1998 and a Bachelor of Arts Degree in Political Science from Boston University in 1994. He is licensed to practice in New Jersey State Courts as well as the United States District Court for the District of New Jersey.

Timothy J. Connolly has been actively engaged in the development of companies for over twenty (20) years. Mr. Connolly has been the Chairman, President or CEO of numerous private and public companies. He is currently Vice Chairman of the Board of Directors and Chief Executive Officer of Corporate Strategies, as well as the Chairman and Sole Director of both Aim American Mortgage, Inc, and CSI Business Finance, Inc. He is also an elected official, serving as the President and Chairman of the Board of Weston Municipal Utility District for the last twenty (20) years. Mr. Connolly has been a principal or consultant in transactions over the last twenty (20) years that total in excess of $500 million. He is particularly skilled in the areas of short and long term strategic planning, capital formation, mergers and acquisitions, marketing, sales strategy and crisis resolution. Mr. Connolly is also a nationally syndicated business journalist on both Business Talk Radio Network and Cable Radio Network.

Fred S. Zeidman was appointed Chairman of the United States Holocaust Memorial Council by President George W. Bush in March 2002. The Council, which includes 55 Presidentially-appointed members and ten members from the U.S. Congress, is the governing board of the United States Holocaust Memorial Museum. A prominent Houston-based business and civic leader, Mr. Zeidman is Chairman of the Board of Seitel, Inc. and Chairman of the Board of Corporate Strategies, Inc. In 2004 he joined Greenberg Traurig as Senior Managing Director of Governmental Affairs. Mr. Zeidman also currently serves as a director of Prosperity Bank in Houston. Mr. Zeidman holds a Bachelor's degree from Washington University in St. Louis, and a Master's in Business Administration from New York University.

A.P. Shukis spent four and one half (4 ½) years as a senior auditor for Arthur Young & Co. before leaving to pursue a career in the oil and gas industry. During his career, which included a fifteen (15) year stint as controller of a public U.S. company traded on the London Stock Exchange, he gained extensive experience in the areas of financial reporting, due diligence, treasury, internal control, budgeting and forecasting and banking relations. Mr. Shukis has served as a director of Dril-Quip Inc. (NYSE:DRQ) since 2003. Mr. Shukis received his undergraduate degree from the University of Houston in 1971.

CERTAIN BUSINESS RELATIONSHIPS & RELATED TRANSACTIONS

Except as disclosed herein, none of the Company's directors or executive officers, nor any proposed director, nor any person who beneficially owns, directly or indirectly, shares carrying more than five percent (5%) of the voting rights attached to all of the Company's outstanding shares, nor any member of the immediate family of any of the foregoing persons has any material interest, direct or indirect, in any transaction since the Company's incorporation or in any presently proposed transaction which, in either case, has or will materially affect the Company.

On December 22, 2003, the Company's wholly-owned subsidiary Lehigh Acquisition Corp. ("Lehigh") acquired a parcel of land in New Jersey for a purchase price of $4,950,000, basing the purchase price on an independent commercial appraisal. Lehigh intends to develop and then sell the parcel. Lehigh acquired the parcel from Stone Street Asset Management LLC ("Stone Street"), a Company under common ownership and control with Cornell Capital Partners, LP. ("Cornell"). In connection with the purchase of the parcel, the Company incurred debt obligations consisting of a $3,300,000 convertible debenture to Cornell, which was subsequently terminated and replaced on January 26, 2005 with a $3,481,273 non-convertible promissory note, which includes (a) accrued interest of $181,273, (b) $250,000 of convertible debentures to unrelated parties and (c) a $1,400,000 note payable, as amended, to Stone Street, which was subsequently assigned to Cornell on January 26, 2005. As a result of Stone Street's relationship with Cornell, the Company has recorded land at the cost basis recorded by Stone Street of approximately $2,915,000. In November 2004, Lehigh sold a twenty percent (20%) fee simple interest in its land held for development and sale as a tenant in common to an entity which is a related party to Michael Kesselbrenner, a current holder of the Company's convertible debentures.

Effective July, 2004, the Company entered into a lease agreement for 3,580 square feet of corporate office tower space in Jersey City, New Jersey for a term of five (5) years. The Company incurs a net cost of approximately $10,000 per month for this space, when combining the rent and other costs such as utilities, taxes and maintenance. The Company's obligations under this lease are guaranteed by Yorkville Advisors Management, LLC ("Yorkville"). Yorkville is related to Cornell, a related party to the Company.

At December 31, 2004, the Company's investment in marketable securities-available-for-sale represents an investment in the common stock of an affiliate of Cornell.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and persons who own more than ten percent (10%) of a registered class of equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities and are required by SEC regulations to also furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, as of the date of this Information Statement, all applicable 16(a) filing requirements have been complied with and filed timely.

CODE OF ETHICS

On March 30, 2004 the Board adopted a written Code of Ethics (the "Code') designed to deter wrongdoing and to promote (a) honest and ethical conduct, (b) full, fair, accurate, timely and understandable disclosure in reports and documents filed to the SEC and in other public communications, (c) compliance with applicable governmental laws, rules and regulations, (d) prompt internal reporting of violations of the code to appropriate persons and (e) accountability for adherence to the Code. The Code applies to the Company's principal executive officer, principal financial officer, principal accounting officer or persons performing similar functions.

COMMITTEES

The Company does not currently have an audit committee, and the Board serves this function. The Board does not have an audit committee "financial expert" due to the lack of capital needed to attract a qualified expert.

The Company does not have a standing nominating committee or a committee performing similar functions. It is the view of the Board that it is appropriate for the Company not to have such a committee because the Company only has two (2) directors and Mssrs. Kanakis and Giannantonio are the only individuals who participate in the consideration of director nominees. The Company's two (2) directors perform the functions of a nominating committee.

The Company does not have a compensation committee or a committee performing similar functions. It is the view of the Board that it is appropriate for the Company not to have such a committee because the Company only has two (2) directors and Mssrs. Kanakis and Giannantonio are the only individuals who participate in matters of compensation. The Company's directors perform the functions of setting compensation.

COMPENSATION OF DIRECTORS & EXECUTIVE OFFICERS

The following table sets forth the annual and long-term compensation for services in all capacities for the fiscal years ended December 31, 2004, 2003 and 2002 paid to Mssrs. Kanakis and Gerald Zarin. No other executive officer received compensation exceeding $100,000 during the years ended December 31, 2004, 2003 and 2002. The employment of Mr. Zarin was terminated on September 29, 2003. Mr. Kanakis became the Company's Chief Executive Officer and Principal Financial Officer on September 10, 2003 and served in that capacity until his resignation pursuant to and dated as of the Merger Agreement.

SUMMARY COMPENSATION TABLE

Name and Principal Position(s)	Year	Annual Compensation Salary ($)	Annual Compensation Bonus ($)	Long-Term Compensation Other Annual Compensation ($)	Long-Term Compensation Restricted Stock Award(s) ($)	Long-Term Compensation Securities Underlying Options (#s)	Long-Term Compensation All Other Compensation ($)
Mr. George D. Kanakis, President, Chief Executive Officer and Principal Financial Officer[3]	2004	$ 73,000	--	$ 7,500	--	--	--
	2003	$ 12,500	--	--	--	--	--
Mr. Gerald Zarin, Former President & Chief Executive Officer[4]	2004	$ --	--	--	--	--	--
	2003	$ 117,000	--	--	--	--	--
	2002	$ 155,000	$ 30,000	--	--	--	--

INCENTIVE STOCK OPTIONS

For the years ended December 31, 2003 and 2004, no options were granted.

On January 12, 2003, the former executive officers of the Company and all other employees voluntarily and irrevocably surrendered all options granted to them through that date. As such, no options remain outstanding. All stock option plans have terminated.

DIRECTORS' COMPENSATION

Directors who are not also employees of the Company are entitled to a fee of $2,500 per quarter for serving on the Board. Each director is also reimbursed for expenses incurred in connection with their attendance at Board meetings.

EMPLOYMENT AGREEMENTS

Through September 29, 2003, the Company entered into employment agreements with its former President and Chief Executive Officer Mr. Gerald Zarin and its former Chief Financial Officer, Mr. Jeremiah F. O'Brien. These agreements have terminated as of September 29, 2003 upon each of their resignations.

The Company also entered into an employment agreement with Mr. Kanakis, effective June 1, 2004, for his service as President, Chief Executive Officer and Principal Financial Officer of the Company. Pursuant to that agreement Mr. Kanakis served at an annual salary of $125,000 per year and was entitled to (a) a bonus equal to 12.5% of the net income attributable to each of the Company's four (4) subsidiaries, (b) a discretionary bonus as determined by the Board, (c) 75,000 shares of common stock and (d) options to purchase 100,000 shares of common stock.[5] Pursuant to the terms of the Merger Agreement, Mr. Kanakis' employment agreement terminated on August 31, 2005 upon his resignation and the Company paid to him a severance payment of $20,000.

[3] Effective June 1, 2004, Mr. Kanakis' annual salary was $125,000.

[4] Mr. Zarin's employment with the Company terminated on September 29, 2003. In conjunction therewith, he received 100,000 warrants to purchase Common Stock at $1.00 per share. Mr. Zarin surrendered all options upon his resignation during 2003.

[5] The Company had not adopted a stock option plan and accordingly, no options had been issued to Mr. Kanakis.

SIGNATURES

Pursuant to the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NUWAVE TECHNOLOGIES, INC.

September __, 2005

By: ________________________
Name: Mr. Timothy J. Connolly
Title: Chief Executive Officer

EXHIBIT E

AGREEMENT OF MERGER

AGREEMENT OF MERGER

THIS AGREEMENT OF MERGER (the "Agreement") is made and entered into this 31st day of August, 2005, by and between STRATEGIES ACQUISITION CORP., a Delaware corporation, having an address of 101 Hudson Street, Suite 3701, Jersey City, New Jersey 07302 (the "Merging Corporation"), with and into CORPORATE STRATEGIES, INC., a Delaware corporation, having an address of 109 North Post Oak Lane, Suite 422, Houston, Texas 77024 (the "Surviving Corporation"). The Merging Corporation and the Surviving Corporation are hereinafter sometimes together referred to as the "Constituent Corporations".

RECITALS:

WHEREAS, the Directors of each Constituent Corporation have determined that it would be in the best interest of such corporations for the Merging Corporation to merge with and into the Surviving Corporation in accordance with the Delaware General Corporation Law.

NOW THEREFORE, in consideration of the premises and the mutual covenants, agreements, provisions and grants herein contained, the Constituent Corporations hereby agree and prescribe the terms and conditions of this Agreement and the mode of carrying the same into effect, as follows:

1. **Merger.** On the terms and conditions set forth herein and in that certain Merger Agreement between the parties hereto dated of even date herewith, the terms of which are incorporated herein by reference (the "Merger Agreement"), on the Effective Date (as defined in Section 2 below), the Merging Corporation shall be merged (the "Merger") with and into the Surviving Corporation. The name of the Surviving Corporation after the Merger shall be CORPORATE STRATEGIES, INC., a Delaware corporation.

2. **Effective Date.** The Merger shall become effective upon filing of the Certificate of Merger with the Secretary of State of Delaware (the "Effective Date").

3. **Effect of Merger.** Upon the Effective Date,

(a) The Merging Corporation and the Surviving Corporation shall become a single corporation and the separate corporate existence of the Merging Corporation shall cease.

(b) The Surviving Corporation shall succeed to and possess all the rights, privileges, powers and immunities of the Merging Corporation which, together with all of the assets, properties, business, patents, trademarks and goodwill of the Merging Corporation, of every type and description wherever located, shall vest in the Surviving Corporation without further act or deed.

(c) All rights of creditors and all liens upon any property of the Constituent Corporations shall remain unimpaired.

4. **Certificate of Incorporation, Bylaws, Officers and Directors of Surviving Corporation.**

Upon the Effective Date,

(a) The Certificate of Incorporation of the Surviving Corporation shall remain and continue as the Certificate of Incorporation of the Surviving Corporation until amended in the manner provided by law, except that the name of the Surviving Corporation will be changed to Corporate Strategies, Inc.

(b) The Bylaws of the Surviving Corporation shall remain and continue as the Bylaws of the Surviving Corporation until amended in the manner provided by law.

(c) The officers and directors of the Surviving Corporation shall remain and continue as the officers and directors of the Surviving Corporation until their successors shall have been duly elected and qualified.

5. **Manner and Basis of Converting Capital Stock.** Upon the Effective Date, each share of capital stock of the Merging Corporation outstanding immediately prior to the Effective Date, by virtue of the Merger and without any action on the part of the holder thereof, shall be cancelled. In addition, upon the Effective Date, pursuant to the terms of the Merger Agreement, (i) each two (2) shares of Class A common stock, par value $0.001 per share, of the Surviving Corporation shall be converted into one (1) share of common stock, par value $0.001 per share, of NuWave Technologies, Inc., a Delaware corporation ("NuWave"), (ii) each share of Class B common stock, par value $0.001 per share, of the Surviving Corporation shall be converted into a number of shares of Series B convertible preferred stock, par value $0.01 per share, of NuWave, which aggregate number of shares of Series B convertible preferred stock issued in connection with the Merger, shall upon their conversion into NuWave common stock equal Ninety-Five Percent (95%) of the issued and outstanding shares of capital stock of NuWave (as of the date of the Merger, following the issuance of all the merger consideration, calculated on a fully diluted basis after giving effect to such conversion), (iii) each share of Series A preferred stock, par value $0.001, of the Surviving Corporation shall be converted into one (1) share of Series C preferred stock, par value $0.01 per share, of NuWave, and (iv) each share of common stock of the Surviving Corporation not designated as either Class A common stock or Class B common stock shall be cancelled, the overall result being that the Surviving Corporation shall be the wholly owned subsidiary of NuWave.

6. **Governing Law.** This Agreement shall be governed and construed in accordance with the laws of the State of Delaware.

7. **Counterparts.** This Agreement may be executed in counterparts, each of which when so executed shall constitute an original copy hereof, but which together shall be considered one and the same document.

IN WITNESS WHEREOF, the parties have executed this Agreement of Merger, this ____ day of August, 2005.

CORPORATE STRATEGIES, INC.

By:________________________________

Printed Name: Timothy J. Connolly

Title: Chief Executive Officer

STRATEGIES ACQUISITION CORP.

By:________________________________

Printed Name: George D. Kanakis

Title: President

IN WITNESS WHEREOF, the parties have executed this Agreement of Merger, this 31st day of August, 2005.

CORPORATE STRATEGIES, INC.

By:______________________________
Printed Name: Timothy J. Connolly
Title: Chief Executive Officer

STRATEGIES ACQUISITION CORP.

By:______________________________
Printed Name: George D. Kanakis
Title: President

31st IN WITNESS WHEREOF, the parties have executed this Agreement of Merger, this 31st day of August, 2005.

CORPORATE STRATEGIES, INC.

By ____________________
Printed Name: Timothy J. Connolly
Title: Chief Executive Officer

STRATEGIES ACQUISITION CORP.

By ____________________
Printed Name: George D. Kanakis
Title: President

EXHIBIT F

CERTIFICATE OF MERGER

CERTIFICATE OF MERGER OF
STRATEGIES ACQUISITION CORP.,
A DELWARE CORPORATION,
AND
CORPORATE STRATEGIES, INC.,
A DELAWARE CORPORATION

Pursuant to Title 8, Section 251 of the Delaware General Corporation Law, the undersigned corporation executed the following Certificate of Merger:

FIRST: The name of each constituent corporation is Strategies Acquisition Corp., a Delaware corporation, and Corporate Strategies, Inc., a Delaware corporation.

SECOND: The Agreement of Merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations pursuant to Title 8, Section 251.

THIRD: The name of the surviving corporation is Corporate Strategies, Inc., a Delaware corporation (the "Surviving Corporation").

FOURTH: The Certificate of Incorporation of the Surviving Corporation shall be its Certificate of Incorporation.

FIFTH: The merger is to become effective upon the date of filing with the Secretary of State of Delaware.

SIXTH: The Agreement of Merger is on file at 109 North Post Oak Lane, Suite 422, Houston, Texas 77024, the place of business of the Surviving Corporation.

SEVENTH: A copy of the Agreement of Merger will be furnished by the Surviving Corporation on request, without cost, to any stockholder of the constituent corporations.

IN WITNESS WHEREOF, said Surviving Corporation has caused the Certificate to be signed by an authorized officer, this 31st day of August, 2005.

CORPORATE STRATEGIES, INC.

BY: ______________________
ITS: Chief Executive Officer
PRINTED OFFICER'S NAME: Timothy J. Connolly

MI-180953 v3 0436125-0201

EXHIBIT G

FULLY DILUTED CAPITALIZATION OF NUWAVE

NuWave Common Stock Outstanding (pre-merger)	2,529,000	
NuWave Shares - Merger Consideration	19,940,000	
Total NuWave Common Stock	22,469,000	(5% of Post Merger Total)
Total # shares to be issued to Class B Common Stock Holders	426,911,000	(95% of Post Merger Total)
Total # Shares Post Merger	449,380,000	

SHAREHOLDER NAME	# OF CLASS A COMMON SHARES	# OF CLASS B COMMON SHARES	PREFERRED # OF SHARES	TOTAL # OF NUWAVE COMMON TO BE REC'D.	TOTAL # OF NUWAVE SERIES B TO BE REC'D	TOTAL # OF NUWAVE SERIES C TO BE REC'D
Timothy J. Connolly		34,443,000	229.533		69,935	229.533
Percent of total		69.94%	40.25%			
Jan Carson Connolly		6,079,500	68.388		12,344	68.388
Percent of total		12.34%	11.99%			
Michael O. Sutton	25,000,000	8,727,500	272.278	12,500,000	17,721	272.278
Percent of total	62.69%	17.72%	47.75%			
iVoice, Inc.	7,500,000			3,750,000		
Percent of total	18.81%					
Cornell Capital Partners, LP	3,720,000			1,860,000		
Percent of total	9.33%					
Newbridge Securities Corp	60,000			30,000		
Percent of total	0.15%					
Scott and Jodi Eisler	300,000			150,000		
Percent of total	0.75%					
Bradford and Robin Magaro	300,000			150,000		
Percent of total	0.75%					
Kerry French	300,000			150,000		
Percent of total	0.75%					
Seth Farbman	750,000			375,000		
Percent of total	1.88%					
Collingsworth Properties	300,000			150,000		
Percent of total	0.75%					
J. Michael King	300,000			150,000		
Percent of total	0.75%					
Huttner Holdings, Inc.	150,000			75,000		
Percent of total	0.38%					
Richard Dole	150,000			75,000		
Percent of total	0.38%					
Ali Ebrahimi	300,000			150,000		
Percent of total	0.75%					
Franklin C. Fisher	150,000			75,000		
Percent of total	0.38%					
Vintage Filings, LLC	600,000			300,000		
Percent of total	1.50%					

SCHEDULE 3.1

COMPANY LOCATIONS

Company Name and Address	Type
Corporate Strategies, Inc. 109 North Post Oak Lane, Suite 422 Houston, TX 77024	Lease
Aim American Mortgage, Inc 1770 St. James Place, Suite 116 Houston, TX 77056	Lease

SCHEDULE 3.4

SUBSIDIARIES

Aim American Mortgage, Inc.
1770 St. James Place, Suite 116
Houston, TX 77024

CSI Business Finance, Inc.
16607 Blanco Road, Suite 503
San Antonio, TX 78232

SCHEDULE 3.14

LEASES

The Redstone Building, L.P.
109 North Post Oak Lane, Suite 200
Houston, TX 77024

Rockwell Management Corp.
2100 West Loop South, Suite 1200
Houston, TX 77027

SCHEDULE 3.15

CONTINGENCIES

None.

SCHEDULE 3.16

INTELLECTUAL PROPERTY RIGHTS / COMPANY NAMES

Corporate Strategies, Inc.

CSI Business Finance, Inc.

Aim American Mortgage, Inc.

Aim American Real Estate, Inc.

Aim American Home Loans, Inc.

SCHEDULE 3.17

MATERIAL CONTRACTS

Employment Agreement: Tim Connolly

Employment Agreement: Fred Zeidman

Employment Agreement: Michael Austin

Minolta copier: Lease agreement with Office Systems of Texas / Wells Fargo expires Feb. 2010

Consulting Agreement: Provide services to Power Technology, Inc (OTCBB: PWTC)

Consulting Agreement: Provide services to The Project Group (OTCBB: PJTG)

Consulting Agreement: Provide services to American Security Resources Corp (OTCBB: ARSC)

SCHEDULE 3.18

COMPANY LICENSES

None.

SCHEDULE 3.19

TRANSACTIONS WITH RELATED PARTIES

None.

SCHEDULE 3.20

LITIGATION

None.

SCHEDULE 3.27

CONSENTS

None.

SCHEDULE 4.5

LIABILITIES

None.

SCHEDULE 4.10

CONSENTS

None.